M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

April 6, 2026

Dear Policy Holder,

On behalf of the Board of Directors of M Fund, Inc. (“M Fund” or the “Target Trust”), we invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each a “Target Fund” and together the “Target Funds”), each a series of M Fund, on April 22, 2026, at the offices of M Financial Investment Advisers, Inc. (“MFIA” or the “Adviser”), 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call at 10:00 a.m. Pacific Time.

We intend to hold the Special Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

The Target Funds are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies (“Variable Contracts”). If you are an owner of a Variable Contract (“policy holder”), you are being asked by your insurance company for instructions as to how to vote the shares of your Target Fund that are attributable to your Variable Contract. Although shares of the Target Funds are sold only to insurance companies, which entities are considered to be the “shareholders of record” entitled to be present and vote at the meeting, policy holders have the right to instruct the insurance companies how to vote Target Fund shares attributable to their Variable Contracts with respect to the applicable proposal(s) set forth in this Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”. Therefore, for convenience, policy holders are referred to herein as “shareholders” and providing “votes” unless otherwise indicated.

As discussed in more detail in the enclosed Prospectus/Proxy Statement, MFIA, the investment adviser to each of the Target Funds, has determined that it would like to move the Target Funds from a smaller, proprietary mutual fund complex to a larger, multi-series “turn-key” mutual fund complex, Northern Lights Fund Trust II (“NLFT II”), created and operated by Ultimus Fund Solutions, LLC, to help spread certain trust level expenses over a greater number of funds and larger asset base, to help the costs of each of the Funds. As a result, they have asked the Board of M Fund (the “M Fund Board”), and the M Fund Board has agreed subject to approval by the shareholders of the Target Funds, to reorganize the Target Funds into NLFT II. At the Special Meeting, the shareholders of each Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the respective Target Fund into a corresponding new series (each an “Acquiring Fund,” together, the “Acquiring Funds”), of NLFT II (each a “Reorganization” and together the “Reorganizations”). Each Reorganization would occur by transferring all the assets and liabilities of the respective Target Fund to its corresponding Acquiring Fund. If shareholders approve the Plan for your Target Fund, on the closing date of the Reorganization, your Target Fund shares will be exchanged for shares of the corresponding Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund. Importantly, approval of the Reorganization will not result in any increase in shareholder fees or expenses, nor any changes to the investment adviser and portfolio management team.

The approval of a Target Fund’s Reorganization is not contingent upon the approval of any other Target Fund’s Reorganization. Therefore, if shareholders of a Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding Acquiring Fund and the M Fund Board will consider what further actions to take, if any, with respect to that Target Fund, which may include the continued solicitation of proxies for the Reorganization or the continuation of the Fund with the M Fund structure.

Each Reorganization is intended to qualify as a tax-free organization for U.S. federal tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

M Fund, Inc. (Target Funds)		Northern Lights Fund Trust II (Acquiring Funds)
M International Equity Fund	à	M International Equity Fund

M Large Cap Growth Fund	à	M Large Cap Growth Fund

M Capital Appreciation Fund	à	M Capital Appreciation Fund

M Large Cap Value Fund	à	M Large Cap Value Fund

YOUR VOTE IS IMPORTANT.

The Board of Directors of M Fund, Inc. believes that the proposed Reorganizations are in the best interests of Target Funds’ shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganizations with respect to the Target Fund.

You can vote in one of four ways:

By mail with the enclosed proxy card;

By internet through the website listed in the proxy voting instructions;

By automated touch tone using the toll-free number listed in the proxy voting instructions; or

At the special in-person shareholder meeting on April 22, 2026.

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

Thank you for your consideration of these proposals. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote.

Thank you for your response and for your continued investment in the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund.

Respectfully,

Robert Olson

President, M Fund, Inc.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

---------------------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 22, 2026

---------------------------

To the Shareholders of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (the “Target Funds”), each a series of M Fund, Inc. (“M Fund” or the “Target Trust”), is to be held April 22, 2026, at the offices of M Financial Investment Advisers, Inc. (“MFIA” or the “Adviser”), 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call at 10:00 a.m. Pacific Time.

We intend to hold the Special Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

At the Special Meeting, you and the other shareholders of each Target Fund will be asked to consider and vote on the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of each of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of M Fund, Inc. (each a “Target Fund” and together the “Target Funds”) to its corresponding Acquiring Fund, each a newly created series of Northern Lights Fund Trust II (each an “Acquiring Fund” and together the “Acquiring Funds”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (ii) each Acquiring Fund’s assumption of all of the liabilities of the respective Target Fund, followed by (iii) the liquidating distribution by each Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the respective Target Fund (each a “Reorganization” and together the “Reorganizations”); and

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof. Shares of each Target Fund are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (“Variable Contracts”) issued by their companies.

Holders of record of the shares of beneficial interest in the Target Funds as of the close of business on February 13, 2026, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Special Meeting, with the approval of the majority of shareholders present, may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

This Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement are available on the internet at https://www.mfin.com/m-funds. On this webpage, you also will be able to access the Target Funds’ prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all the important information contained in the proxy materials before voting.

By order of the Board of Directors of M Fund, Inc.,

Sincerely,

Hannah Hasbrook

Secretary

M Fund, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 22, 2026, or any adjournment or postponement thereof. This Notice and Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) are available on the internet at https://www.mfin.com/m-funds. On this website, you will be able to access this Notice, the Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the Reorganizations and of the information contained in this Prospectus/Proxy Statement.

Q. What is happening?

A.	At a December 16, 2025 Board meeting, after careful consideration, the Board of Directors of M Fund, Inc. (the “M Fund Board”), unanimously approved an Agreement and Plan of Reorganization (the “Plan”) regarding each of the M International Equity Fund (the “Target International Equity Fund”), M Large Cap Growth Fund (the “Target Large Cap Growth Fund”), M Capital Appreciation Fund (the “Target Capital Appreciation Fund”) and M Large Cap Value Fund (the “Target Large Cap Value Fund” and with the Target International Equity Fund, Target Large Cap Growth Fund and Target Capital Appreciation Fund and Target Large Cap Value Fund, each a “Target Fund” and collectively, the “Target Funds”), each a series of M Fund, Inc. (“M Fund” or the “Target Trust”)), to reorganize into the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, respectively, each a newly created series of Northern Lights Fund Trust II (“NLFT II”) (each an “Acquiring Fund” and together, the “Acquiring Funds”) (each a “Reorganization” and together, the “Reorganizations”). In particular, the M Fund Board unanimously determined that the Reorganizations are in the best interests of shareholders of the Target Funds and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganizations. The Acquiring Funds are each a new series of NLFT II that were created specifically for the purpose of acquiring the assets and liabilities of their respective Target Fund. The Plan requires approval by the shareholders of the Target Funds, and if approved, the Reorganizations are expected to close on or around the close of business on April 24, 2026, or such other date as the parties may agree (the “Closing Date”).

Q.	What is this document and why did we send it to you?

A.	The attached Prospectus/Proxy Statement is a proxy statement for the Target Funds and a prospectus for the Acquiring Funds. (The Target Funds and the Acquiring Funds may each be referred to as a “Fund,” or, together, the “Funds”). Included with this Prospectus/Proxy Statement is a Proxy Ballot for each Target Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, including the proposed Reorganizations described in the enclosed Prospectus/Proxy Statement. The Target Funds are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies (“Variable Contracts”). If you are an owner of one or more Variable Contracts (“policy holder”), you are being asked by your insurance company for instructions as to how to vote the shares of your Target Fund that are attributable to your Variable Contract. Although shares of the Target Funds are sold only to insurance companies, which entities are considered to be the “shareholders of record” entitled to be present and vote at the meeting, policy holders have the right to instruct the insurance companies how to vote Target Fund shares attributable to their Variable Contracts with respect to the applicable proposal(s) set forth in this Prospectus/Proxy Statement. Therefore, for convenience, contract owners are referred to herein as “shareholders” and providing “votes” unless otherwise indicated.

If a policy holder does not provide instructions, the insurance company will vote your shares in the same proportion as the shares for which policy holders have provided voting instructions to the insurance company. As a result of such proportional voting by the insurance company, it is possible that a small number of policy holders could determine whether the proposal is approved.

The Prospectus/Proxy Statement contains information that you should know before voting on the Reorganization, including additional shareholder information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Prospectus/Proxy Statement. The Prospectus/Proxy Statement should be retained for future reference.

Q.	Why are the Reorganizations being proposed?

A.	M Financial Investment Advisers, Inc. (“MFIA” or the “Adviser”), the investment adviser to each of the Target Funds, has determined that it would like to move the Target Funds from a smaller, proprietary mutual fund complex to a larger, multi-series “turn-key” mutual fund complex, NLFT II. NLFT II is a multi-series registered investment company created and operated by Ultimus Fund Solutions, LLC (“Ultimus). It is designed to allow third-party advisers to create and manage separate mutual funds within NLFT II and thereby benefit from efficiencies and economies of scale associated with sharing a common investment company structure with other mutual funds. NLFT II is able to spread certain trust level overhead expenses over a greater number of funds and larger asset base, resulting in a lower per-fund operating cost structure than a traditional proprietary mutual fund complex. MFIA anticipates that, following the proposed Reorganization, the annual fund operating expenses for each of the Acquiring Funds will be lower than the current annual fund operating expenses for each of the Target Funds.

As a result, MFIA has asked the M Fund Board, and the M Fund Board has unanimously agreed subject to approval by the shareholders of the Target Funds, to reorganize the Target Funds into NLFT II. The proposed Reorganizations will affect the transition of the Target Funds from the Target Trust to NFLT II. MFIA will continue to serve as investment adviser to the Acquiring Funds. Dimensional Fund Advisors, LP (“Dimensional”), Federated MDTA LLC (“Federated”), Frontier Capital Management Company, LLC (“Frontier”) and Brandywine Global Investment Management, LLC (“Brandywine”, and together with Dimensional, Federated and Frontier, the “Sub-Advisers” and each a “Sub-Adviser”), the investment sub-advisers of the Target International Equity Fund, Target Large Cap Growth Fund, Target Capital Appreciation Fund and Target Large Cap Value Fund, respectively, will continue to serve as the investment sub-advisers of the respective Acquiring Fund. Accordingly, the same investment personnel will continue to be responsible for day-to-day management of the Funds and there are not intended to be any material changes to the Funds’ investment objectives, principal investment strategies or policies.

Q.	How will the Reorganizations work?

A.	The Plan provides for: (1) the transfer of all of the assets of each Target Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (as shown below), and the assumption by each Acquiring Fund of all of the liabilities of the corresponding Target Fund, and (2) the distribution of the shares of each Acquiring Fund pro rata to the shareholders of the corresponding Target Fund in complete liquidation and termination of the Target Funds.

M Fund, Inc. (Target Funds)		Northern Lights Fund Trust II (Acquiring Funds)
M International Equity Fund	à	M International Equity Fund

M Large Cap Growth Fund	à	M Large Cap Growth Fund

M Capital Appreciation Fund	à	M Capital Appreciation Fund

M Large Cap Value Fund	à	M Large Cap Value Fund

If shareholders of the Target Funds approve the Reorganizations, each owner of Shares of the Target Funds will become a shareholder of Shares of the corresponding Acquiring Fund. Each shareholder of the Target Funds will hold, immediately after the close of the Reorganizations (the “Closing”), shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder on the Closing Date. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Prospectus/Proxy Statement for a detailed explanation of Proposal 1. If the Plan is approved by shareholders of the Target Funds at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganizations are expected to be effective on or about the close of business April 24, 2026.

Q.	Are the investment objectives and strategies of the Acquiring Funds different from those of the Target Funds?

A.	No, the investment objective and investment strategies of each Acquiring Fund will be identical to that of the corresponding Target Fund.

Q.	Will management of the Acquiring Funds differ from the management of the Target Funds as a result of the Reorganizations?

A.	No, MFIA, investment adviser to each of the Target Funds, will serve as investment adviser to each of the Acquiring Funds. Additionally, Dimensional, Federated, Frontier and Brandywine, the investment sub-advisers of the Target International Equity Fund, Target Large Cap Growth Fund, Target Capital Appreciation Fund and Target Large Cap Value Fund, respectively, will continue to serve as the investment sub-advisers of the respective Acquiring Fund. Accordingly, it is not anticipated that the Reorganization will result in any change to the personnel responsible for day-to-day management of the Funds.

Q.	Will the Reorganizations affect the fees and expenses I pay as a shareholder of the Target Funds?

A.	The fees and expenses you pay as a shareholder of a Target Fund are expected to be lower after you become a shareholder of the corresponding Acquiring Fund as “other expenses” of each Acquiring Funds is expected to be lower than the current “other expenses” of the corresponding Target Fund.

Q.	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Funds?

A.	Although the number of shares of each Acquiring Fund you receive may differ slightly from the number of Target Funds shares you hold, in exchange for your shares of the corresponding Target Fund, you will receive shares of the corresponding Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganizations.

Q.	Will there be changes to the Board of Directors and service providers?

A.	Yes, Target Funds and Acquiring Funds have different boards, legal counsel, administrators, fund accountants and transfer agents, however, they will have the same custodian, distributor and auditor as set forth in the table below.

	Target Funds	Acquiring Funds
Administrator	State Street Bank and Trust Company	Ultimus Fund Solutions, LLC
Fund Accountant	State Street Bank and Trust Company	Ultimus Fund Solutions, LLC
Transfer Agent	State Street Bank and Trust Company	Ultimus Fund Solutions, LLC

Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company
Distributor and Principal Underwriter	M Holdings Securities, Inc.	M Holdings Securities, Inc.
Independent Registered Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Dechert LLP	Vedder Price P.C.

Q.	Who is paying for expenses related to the Special Meeting and the Reorganizations?

A.	None of the Target Funds, the Acquiring Funds, or their shareholders will pay any expenses related to the Reorganizations. MFIA will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Prospectus/Proxy Statement, and the cost of copying, printing, and mailing proxy materials. MFIA will not seek reimbursement from the Funds for the expenses paid relating to the Reorganizations. The solicitation of proxies is estimated to cost approximately $60,000 to $65,000.

Q.	Will the Reorganizations result in any taxes?

A.	Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. Accordingly, it is expected that the Target Funds will not recognize any gains or losses as a direct result of the transfer of all of their respective assets and liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of the liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganizations. At any time up to and including the last business day before the Reorganizations, Target Fund shareholders may redeem Target Fund shares. For more detailed information about the tax consequences of the Reorganizations, please refer to the “Federal Income Tax Consequences of the Reorganizations” section below. Shareholders of each Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Q.	Will my basis change as a result of the Reorganizations?

A.	No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganizations will be the same as the basis of your Target Funds shares you held immediately before the Reorganizations.

Q.	Will the Reorganizations affect my ability to buy and sell shares?

A.	No. You may continue to make additional purchases or sales of each Target Fund shares up to and including the business day prior to the Reorganization, which are anticipated to be on or about the close of business on April 24, 2026. Any purchases or sales of Target Funds shares made after the Reorganizations will be purchases or sales of the corresponding Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to the corresponding Acquiring Fund shares.

Q.	Will I be charged a commission or other fee as a result of the Reorganizations?

A.	No, there will not be any commission or other transactional fees imposed on shareholders in connection with the Reorganizations.

Q.	What will happen if the Plan is not approved by shareholders?
A.	If the proposal for the Reorganizations is not approved by shareholders, the Target Funds will continue operating as series of M Fund, and the M Fund Board may consider alternatives for the Target Funds including the continued solicitation of proxies for the Reorganization or the continuation of the Fund with the M Fund structure. The merger of each Target Fund into its corresponding Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization.

Q.	Why do I need to vote?
A.	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.
Q.	How do I cast my vote?
A.	You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.
Q.	May I revoke my proxy?
A. Any	shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).
Q.	What does the M Fund Board recommend that I vote?
A.	The Proposals have been carefully reviewed by the M Fund Board, which unanimously recommends that shareholders vote “FOR” Proposal 1.
Q.	Whom do I contact for further information?

A.	You may contact the Funds at (toll-free) 1-888-736-2878 or on the Target Funds’ website www.mfin.com/m-funds for further information.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to M Fund in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

•	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

●	ABC Corp.	ABC Corp.
●	ABC Corp.	John Doe, Treasurer
●	ABC Corp	John Doe
c/o John Doe, Treasurer
●	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

●	ABC Trust	Jane B. Doe, Trustee
●	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

●	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
●	Estate of John B. Smith	John B. Smith, Jr. Executor

COMBINED PROSPECTUS/PROXY STATEMENT

April 6. 2026

FOR THE REORGANIZATION OF

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

(each a series of M Fund, Inc.)

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

(888) 736-2878

INto

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund
(each a series of Northern Lights Fund Trust II)

c/o Ultimus Fund Solutions, LLC,

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(888) 736-2878

This Combined Proxy Statement and Prospectus (the “Prospectus/Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors of M Fund, Inc. (the “M Fund Board”) (“M Fund”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each a “Target Fund” and together, the “Target Funds”), each a series of M Fund, Inc. (“M Fund” or the “Target Trust”), on April 22, 2026 at the offices of M Financial Investment Advisers, Inc. (“MFIA” or the “Adviser”), 1125 NW Couch Street, Suite 900, Portland, Oregon 97209,  and virtually via conference call at 10:00 a.m. Pacific Time.

At the Special Meeting, shareholders of the Target Funds will be asked to consider and vote on the following proposals (the “Proposal”):

1.	To approve an Agreement and Plan of Reorganization (the “Plan”), providing for (i) the transfer of all of the assets of each of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of M Fund, Inc. (each a “Target Fund” and together the “Target Funds”) to its corresponding Acquiring Fund, each a newly created series of Northern Lights Fund Trust II (each an “Acquiring Fund” and together the “Acquiring Funds”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (ii) each Acquiring Fund’s assumption of all of the liabilities of the respective Target Fund, followed by (iii) the liquidating distribution by each Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the respective Target Fund (each a “Reorganization” and together the “Reorganizations”).

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Proposals have been carefully reviewed by the M Fund Board, which unanimously recommends that shareholders vote “FOR” Proposal 1.

The Plan provides for: (1) the transfer of all of the assets of each Target Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (as shown below), and the assumption by each Acquiring Fund of all of the liabilities of the corresponding Target Fund, and (2) the distribution of the shares of each Acquiring Fund pro rata to the shareholders of the corresponding Target Fund in complete liquidation and termination of the Target Funds. After the Reorganizations, shareholders will no longer be shareholders of the Target Fund, but will become shareholders of the Acquiring Fund.

Shares will be exchanged as follows:

M Fund, Inc. (Target Funds)		Northern Lights Fund Trust II (Acquiring Funds)
M International Equity Fund	à	M International Equity Fund

M Large Cap Growth Fund	à	M Large Cap Growth Fund

M Capital Appreciation Fund	à	M Capital Appreciation Fund

M Large Cap Value Fund	à	M Large Cap Value Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Prospectus/Proxy Statement sets forth concisely the information you should know before voting on the Proposals. You should read it and keep it for future reference.

The following documents containing additional information about the Target Funds and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Prospectus/Proxy Statement:

•	the Statement of Additional Information dated April 6. 2026 relating to this Prospectus/Proxy Statement (the “Proxy Statement SAI”);
•	the Prospectus of the Target Funds, dated May 1, 2025, as supplemented (the “Target Funds Prospectus”) (File Nos. 033-95472 and 811-09082);

The following documents containing additional information about the Target Funds, each having been filed with the SEC and available:

•	the Statement of Additional Information of the Target Funds, dated May 1, 2025, as supplemented (the “Target Funds’ SAI”) (File Nos. 033-95472 and 811-09082); and
•	the Annual Report to Shareholders and Audited Financial Statements on Form N-CSR for the Target Funds for the fiscal year ended December 31, 2025 (the “Target Funds Annual Report”) (File No. 811-09082).

This Prospectus/Proxy Statement will be mailed on or about April 8, 2026 to shareholders of record of the Target Funds as of February 13, 2026.

Each Target Fund is a registered open-end management investment company. The Target Funds’ Prospectus and Annual Report have previously been delivered to the Target Funds’ shareholders. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Prospectus/Proxy Statement. The Acquiring Funds are newly organized and currently have no assets or liabilities. Each Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganizations for the purpose of acquiring the assets and liabilities of the corresponding Target Fund. The Acquiring Funds will not commence operations until the date of the Reorganizations.

Copies of these documents are available without charge and can be obtained for the Funds by visiting the website www.mfin.com/m-funds or calling (toll-free) 1-888-736-2878.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A.	Overview	1

B.	Effect of the Reorganizations	2

C.	Summary Comparison of Funds	3

D.	Board Considerations	32

	Key Information About the Reorganization	33

	Federal Income Tax Consequences	34

	Description of the Acquiring Funds’ Shares	37

	Capitalization	36

	Additional Information About the Funds	38

	APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION	44

	APPENDIX B – FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS	59

	APPENDIX C – OWNERSHIP OF SHARES OF THE TARGET FUNDS	63

	APPENDIX D – SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND	65

	APPENDIX E – PRINCIPAL RISKS OF THE TARGET FUNDS	68

PROPOSAL 1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

MFIA, the investment adviser to each of the Target Funds, has determined that it would like to move the Target Funds from a smaller, proprietary mutual fund complex to a larger, multi-series “turn-key” mutual fund complex, NLFT II. NLFT II is a multi-series registered investment company created and operated by Ultimus Fund Solutions, LLC (“Ultimus). It is designed to allow third-party advisers to create and manage separate mutual funds within NLFT II and thereby benefit from efficiencies and economies of scale associated with sharing a common investment company structure with other mutual funds. NLFT II is able to spread certain trust level overhead expenses over a greater number of funds and larger asset base, resulting in a lower per-fund operating cost structure than a traditional proprietary mutual fund complex. MFIA anticipates that, following the proposed Reorganization, the annual fund operating expenses for each of the Acquiring Funds will be lower than the current annual fund operating expenses for each of the Target Funds.

As a result, MFIA has asked the M Fund Board, and the M Fund Board has unanimously agreed subject to approval by the shareholders of the Target Funds, to reorganize the Target Funds into NLFT II. The M Fund Board, including all the Directors who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), therefore recommends that shareholders of each Target Fund approve the Plan, pursuant to which each Target Fund will reorganize into a corresponding Acquiring Fund and each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund. A form of the Plan is attached to this Prospectus/Proxy Statement as Appendix A. The M Fund Board carefully considered the Reorganizations at a meeting held on December 16, 2025. The M Fund Board evaluated the terms of the Plan, and other relevant information presented in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the M Fund Board, including all of the Directors who are not “interested persons” of M Fund under the 1940 Act, unanimously determined that, in light of MFIA’s desire to move the Target Funds to larger, multi-series “turn-key” fund complex, each Reorganization is (1) in the best interests of each Target Fund and its shareholders, and (2) that participation in the Reorganization will not dilute the interests of the existing shareholders of each Target Fund. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the M Fund Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

To reorganize each Target Fund into a corresponding series of NLFT II, funds with the same investment objective and principal investment strategies as the corresponding Target Fund - the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund – have been created as new series of NLFT II. If the shareholders of the Target Funds approve the Plan, the Reorganizations will have these primary steps:

•	All of the assets of each Target Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the corresponding Target Fund’s liabilities;

•	Immediately after the transfer of each Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the corresponding Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the corresponding Target Fund; and

•	The Target Funds will be liquidated and terminated.

Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the corresponding Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to the corresponding Target Fund shareholders, and the liquidation and termination of the Target Fund. Each Target Fund will be the accounting survivor after the Reorganizations. As a result of the Reorganizations, existing shareholders of the Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganizations. No commission or other transaction fees will be charged to the Target Funds’ shareholders in connection with the Reorganizations.

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Each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, each Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in connection with the Reorganization. Each Reorganization will not take place unless NLFT II and M Fund receive an opinion from tax counsel to NLFT II confirming such tax treatment, which receipt is a non-waivable condition of the Reorganization.

EFFECT OF THE REORGANIZATIONS

The primary purpose of the Reorganizations is to reduce certain trust-level expenses of the Target Funds by moving each Target Fund from being a series of M Fund, a smaller proprietary fund complex, to the corresponding Acquiring Fund where it will be a series of NLFT II, a larger, multi-series “turn-key” fund complex, created and operated by Ultimus Fund Solutions, LLC, to help spread certain trust level expenses over a greater number of funds and larger asset base to help the costs of each of the funds. Each Acquiring Fund will continue to have the same portfolio managers responsible for day-to-day management of the investment portfolio and there will be no changes to investment objectives, principal investment strategies and fundamental policies. The primary difference between the Target Funds and the Acquiring Funds is that they have different service providers for certain services and are overseen by a different board of directors/trustees.

Certain basic information about each Target Fund and Acquiring Fund is provided in the table below. The Target Funds and Acquiring Funds are sometimes referred to together as the “Funds.”

	M International Equity Fund Target Fund	M International Equity Fund Acquiring Fund
Identity of Fund	A series of M Fund, Inc. (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	MBEQX	Same following the Reorganization
Diversification Status	Diversified	Same
	M Large Cap Growth Fund Target Fund	M Large Cap Growth Fund Acquiring Fund
Identity of Fund	A series of M Fund, Inc. (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	MTCGX	Same following the Reorganization
Diversification Status	Non-Diversified	Same
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	M Capital Appreciation Fund Target Fund	M Capital Appreciation Fund Acquiring Fund
Identity of Fund	A series of M Fund, Inc. (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	MFCPX	Same following the Reorganization
Diversification Status	Diversified	Same
	M Large Cap Value Fund Target Fund	M Large Cap Value Fund Acquiring Fund
Identity of Fund	A series of M Fund, Inc. (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	MBOVX	Same following the Reorganization
Diversification Status	Diversified	Same

Each Target Fund currently operates on a fiscal year ending December 31. Following the Reorganizations, the Acquiring Funds will assume the financial history of the Target Funds and continue to retain its fiscal year. M Fund is organized as a Maryland corporation, NLFT II is organized as a Delaware statutory trust. As further described below, there are no material differences in shareholder rights between the two states of organization.

After the Reorganizations, there will no change in the management of the Funds as currently in place. The investment objectives and investment strategies of each Acquiring Fund will be the same as that of the corresponding Target Fund. The principal investment risks of each Acquiring Fund will also be materially identical to those of the corresponding Target Fund.

The fees and expenses you pay as a shareholder of each Target Fund is expected to be the same after you become a shareholder of the corresponding Acquiring Fund.

Shareholders will continue to be able to make additional purchases or sales of the Target Funds’ shares through their financial intermediary up to and including the business day prior to the Reorganizations. If the Reorganizations are approved, shares of each Target Fund will automatically be converted to shares of the corresponding Acquiring Fund.

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy, hold, and sell shares of the Target Funds and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the corresponding Acquiring Fund after giving effect to the Reorganization. These tables and the following Examples do not include any brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares pursuant to the terms of their individual account agreements with such financial intermediaries. Expenses for each Target Fund are based on operating expenses of the Target Fund for the fiscal year ended December 31, 2025. Expenses for each Acquiring Fund are pro forma operating expenses

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based on the corresponding Target Fund for the same period, assuming the Reorganization had occurred prior to the start of the period and includes restatements to reflect current fees.

M International Equity Fund

	M International Equity Fund Target Fund (Current)	M International Equity Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.31%	0.31%
Distribution and Service (12b-1) Fees	None	None
Other Expenses (1)	0.23%	0.18%
Acquired Fund Fees and Expenses(2)	0.13%	0.13%
Total Annual Fund Operating Expenses	0.67%	0.62%

(1) Other Expenses for the Acquiring M International Equity Fund are based on estimated amounts for the current fiscal year with the Acquiring M International Equity Fund’s anticipated service providers

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

M Large Cap Growth Fund

	M Large Cap Growth Fund Target Fund (Current)	M Large Cap Growth Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses(1) (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.42%	0.42%
Distribution and Service (12b-1) Fees	None	None
Other Expenses (2)	0.17%	0.11%
Total Annual Fund Operating Expenses	0.59%	0.53%

(1)	Annual Fund Operating Expenses have been restated to reflect current fees.

(2) Other Expenses for the Acquiring Large Cap Growth Fund are based on estimated amounts for the current fiscal year with the Acquiring Large Cap Growth Fund’s anticipated service providers.

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M Capital Appreciation Fund

	M Capital Appreciation Fund Target Fund (Current)	M Capital Appreciation Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	None
Other Expenses (1)	0.18%	0.14%
Total Annual Fund Operating Expenses	0.99%	0.95%

(1) Other Expenses for the Acquiring Capital Appreciation Fund are based on estimated amounts for the current fiscal year with the Acquiring Capital Appreciation Fund’s anticipated service providers

M Large Cap Value Fund

	M Large Cap Value Fund Target Fund (Current)	M Large Cap Value Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.43%	0.43%
Distribution and Service (12b-1) Fees	None	None
Other Expenses (1)	0.18%	0.17%
Total Annual Fund Operating Expenses	0.61%	0.60%

(1) Other Expenses for the Acquiring Large Cap Value Fund are based on estimated amounts for the current fiscal year with the Acquiring Large Cap Value Fund’s anticipated service providers

Examples

The Examples below are intended to help you compare the cost of investing in shares of each Target Fund with the cost of investing in shares of the corresponding Acquiring Fund after giving effect to the Reorganization. The expenses used in the Examples for each Target Fund are based on operating expenses of the Target Fund for the

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fiscal year ended December 31, 2025. The expenses used in the Example for the Acquiring Funds are pro forma operating expenses of each Acquiring Fund for the fiscal year ended December 31, 2025, assuming the Reorganization had occurred prior to the start of the period. The Examples assume that you invest $10,000 in a Fund and then redeem or hold all of your shares at the end of each period. The Examples also assume that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

M International Equity Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund	$68	$214	$373	$835
Acquiring Fund (Pro Forma)	$63	$199	$346	$774

M Large Cap Growth Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund	$60	$189	$329	$738
Acquiring Fund (Pro Forma)	$54	$170	$296	$665

M Capital Appreciation Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund	$101	$315	$547	$1,213
Acquiring Fund (Pro Forma)	$97	$303	$525	$1,166

M Large Cap Value Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund	$62	$195	$340	$762
Acquiring Fund (Pro Forma)	$61	$192	$335	$750

Fund Performance

The Acquiring Funds have no performance history since they will not commence operations until after the closing of the Reorganizations. At that time, each Acquiring Fund will adopt the financial statements and the performance history of the corresponding Target Funds.

The bar charts and the performance tables illustrate the risks and volatility of an investment in shares of each Target Fund for the past ten calendar years (or shorter as the case may be) and show how each Target Fund’s average annual total returns for one year, five years, ten years and since inception, before and after taxes, compared with those of the MSCI ACWI (All Country World Index) ex USA IMI Index and MSCI All Country World ex USA Index for the M International Equity Fund, the S&P 500® Index and Russell 1000® Growth Index for the M Large Cap Growth Fund, the S&P 500® Index and the Russell 2500® Index for the M Capital Appreciation Fund and the Russell 1000® Index and Russell 1000® Value Index for the M Large Cap Value Fund, each a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. The following performance information illustrates the risks of investing in each Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s performance compares to that of a broad-based securities market index. As always, past performance of each Target Fund is not an indication of how it or the corresponding Acquiring Fund will perform in the future. To obtain updated performance information for the Target Funds, please visit www.mfin.com/m-funds or call 1-888-736-2878.

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Highest Quarterly Return:	for the quarter ended 12/31/2020	18.23%
Lowest Quarterly Return:	for the quarter ended 3/31/2020	-26.33%

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Five Year	Ten Year
M International Equity Fund	32.44%	8.77%	6.99%
MSCI ACWI (All Country World Index) ex USA IMI Index (reflects no deduction for fees or expenses) [1]	31.96%	7.77%	8.37%
MSCI All Country World ex USA Index (reflects no deduction for fees or expenses) [2]	32.39%	7.91%	8.41%

1 The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements and serves as the Fund’s Regulatory index. The Adviser also believes that this index is more representative of the market sector in which the Fund invests than the Fund’s previous index.

2 The MSCI All Country World ex USA Index is the Fund’s previous index.

The MSCI ACWI ex USA Investable Market Index (IMI) captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 6,102 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

The MSCI All Country World ex USA Index tracks the performance of large- and mid-cap stocks in developed and emerging markets outside the United States, covering approximately 85% of the global equity market opportunity set excluding the U.S.

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Highest Quarterly Return:	for the quarter ended 6/30/2020	25.91%
Lowest Quarterly Return:	for the quarter ended 6/30/2022	-17.70%

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Five Year	Ten Year
M Large Cap Growth Fund	19.61%	12.43%	15.06%
S&P 500® Index[1] (reflects no deduction for fees, expenses or taxes)	17.88%	14.43%	14.82%
Russell 1000® Growth Index[2] (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%

1 The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements and serves as the Fund's regulatory index.

2 The Russell 1000® Growth Index is the Fund's additional index and is more representative of the Fund's risk and return than the regulatory index.

The Russell 1000® Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

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Highest Quarterly Return:	for the quarter ended 6/30/2020	32.36%
Lowest Quarterly Return:	for the quarter ended 3/31/2020	-35.85%

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Five Year	Ten Year
M Capital Appreciation Fund	18.06%	9.10%	11.24%
S&P 500® Index[1]	17.88%	14.43%	14.82%
Russell 2500® Index[2] (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.41%

1 The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements and serves as the Fund's regulatory index.

2 The Russell 2500® Index is the Fund's additional index and is more representative of the Fund's risk and return than the regulatory index.

The S&P 500®  Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.

The Russell 2500® Index measures the performance of the small to midcap segment of the US equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

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Highest Quarterly Return:	for the quarter ended 12/31/2022	16.06%
Lowest Quarterly Return:	for the quarter ended 3/31/2020	-28.75%

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Five Year	Ten Year
M Large Cap Value Fund	17.31%	13.92%	9.61%
Russell 1000® Index[1]	17.37%	13.59%	14.59%
Russell 1000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%

1 The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements and serves as the Fund's regulatory index.

2 The Russell 1000® Value Index is the Fund's additional index and is more representative of the Fund's risk and return than the regulatory risk.

The Russell 1000® Index is a subset of the Russell 3000® Index that includes approximately 1,000 of the largest companies in the US equity universe. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The Russell 1000® Value Index measures the performance of the large cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. Because each Acquiring Fund is newly organized, no portfolio turnover data is available. During the most recent fiscal year ended December 31, 2025, the Target International Equity Fund’s portfolio turnover rate was 9.55% of the average value of the portfolio, the Target Large Cap Growth Fund’s portfolio turnover rate was 109.66% of the average value of its portfolio (The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund’s sub-adviser.), the Target Capital Appreciation Fund’s portfolio turnover rate was 45.96% of the

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average value of its portfolio, and the Target Large Cap Value Fund’s portfolio turnover rate was 57.88% of the average value of its portfolio.

Comparison of Principal Investment Objectives, Strategies, and Policies

The Target Funds and Acquiring Fund have the same investment objective and investment strategies, which are presented below. The investment objective of each Fund is not a fundamental policy and thus may be changed without shareholder approval, and although there is no present intention to do so, should a Fund decide to change its investment objective, it will provide shareholders with at least 30 days' notice.

The Acquiring Fund has been created as a new series of NLFT II solely for the purpose of acquiring the Target Funds’ assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. If the Reorganization is approved, all of the Target Funds’ assets will be transferred to and held by the Acquiring Fund immediately following the Reorganization.

	M International Equity Fund Target Fund	M International Equity Fund Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	Same.
Principal Investment Strategies

To achieve the Fund's investment objective, Dimensional Fund Advisors LP ("Dimensional") implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund's design emphasizes long-term drivers of expected returns identified by Dimensional's research, while balancing risk through broad diversification across companies and sectors. Dimensional's portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of equity securities of non-U.S. companies in countries with developed and emerging markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. For purposes of the Fund, Dimensional defines the International Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the International Universe it represents) of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by Dimensional's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly in the Emerging Markets Core Equity Portfolio of

Same.
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DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development). The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies. As of the date of this prospectus, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria Dimensional uses for assessing relative price and profitability are subject to change from time to time.

Dimensional may also increase or reduce the Fund's exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company's price momentum, short-run reversals, and investment characteristics. In assessing a company's investment characteristics, Dimensional considers ratios such as recent changes in assets divided by total assets. The criteria Dimensional uses for assessing a company's investment characteristics are subject to change from time to time. In addition, Dimensional seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

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The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may also purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund. Because many of the Fund's investments may be denominated in foreign currencies, the Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

	M Large Cap Growth Fund Target Fund	M Large Cap Growth Fund Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	Same.
Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization ("large-cap") securities. The Fund seeks to achieve its objective by investing primarily in the common stock of large-sized U.S. companies. The investment strategy of Federated MDTA LLC ("Federated"), the Fund's sub-adviser, utilizes a large-cap growth approach by selecting most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by

Same.
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market capitalization. Federated considers a company to be large-cap if it falls within the market capitalization range of the Russell 1000® Growth Index. As the Fund's sector exposure approximates the Russell 1000® Growth Index, the Fund may, from time to time, have large allocations to certain broad market sectors, such as technology, consumer discretionary and healthcare. As of March 31, 2025, companies in the Russell 1000® Growth Index ranged in market capitalization from $681 million to $3.3 trillion.

The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.

Federated implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large-cap securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

	M Capital Appreciation Fund Target Fund	M Capital Appreciation Fund Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	Same.
14

Principal Investment Strategies

The Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of March 31, 2025, the market capitalization range of companies in the Russell 2500® Index was between approximately $567.8 million and $31.4 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

Same.

	M Large Cap Value Fund Target Fund	M Large Cap Value Fund Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	Same.
15

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC ("Brandywine"), the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index. As of March 31, 2025, the market capitalization range of companies in the Russell 1000® Index was between approximately $273 million and $3.3 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine-month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine-month price

Same.

16

momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

Principal Investment Risks. The principal risks of investing in each Acquiring Fund are discussed below. The principal risks of each Acquiring Fund and the corresponding Target Fund are the same because the principal investment strategies of such Funds are identical, although the disclosure of those risks may vary between the Funds. The principal risks for the Acquiring Funds are described below. For the principal risks associated with an investment in the Target Funds, please consult Appendix E.

The value of your investment in each Acquiring Fund and the Target Fund will fluctuate, which means you could lose money.

Active Trading Risk (M Large Cap Growth Fund). Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund's trading costs, which may have an adverse impact on the Fund's performance.

Additional Market Disruption Risk (All Funds). Financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global developments and disruptions, including those arising out of geopolitical events, armed conflict, public health emergencies (such as the spread of infectious diseases, pandemics, and epidemics), natural disasters, terrorism and governmental or quasi-governmental actions. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the value and liquidity of the Fund and its investments.

17

In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, and these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; the potential for wider conflict; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. Beginning in 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund's investments. Beginning in October 2023, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund's performance and ability to achieve its investment objective. The extent of any market disruptions are impossible to predict but could be substantial.

China Investments Risk (M International Equity Fund). There are special risks associated with investments in China and Taiwan, which are considered emerging market countries by the Fund. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. Further, investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the Fund. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities ("VIEs") that operate in sectors in which China restricts and/or prohibits foreign investments. Investments involving a VIE structure may pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. The Chinese government's acceptance of the VIE structure is evolving. Investing through a VIE does not offer the same level of investor protection as direct ownership, and is subject to additional risks as it is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration

18

bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Cyber Security Risk (All Funds). The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk (M International Equity Fund). Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty and credit risk (the risk that the derivative counterparty will not fulfill its contractual obligations, whether because of bankruptcy or other default), settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty), interest rate risk (the risk that certain derivatives are more sensitive to interest rate changes and market price fluctuations than other securities), liquidity risk, market risk, and management risk, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Economic and Market Events Risk (All Funds). Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates fluctuate or economic conditions deteriorate. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and also has recently imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.

Emerging Markets Risk (M International Equity Fund). Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and there are frequently government controls on foreign investments and limitations on repatriation of invested capital. Additional restrictions may be imposed under other conditions. Emerging market companies may also be held to lower disclosures, corporate governance, auditing and financial reporting standards than companies in more developed markets. Frontier market countries (emerging market countries in an earlier stage of development) generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Foreign Securities and Currencies Risk (M International Equity Fund and M Capital Appreciation Fund). Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar), which may make the return on an investment increase or decrease unrelated to the quality or performance of the investment itself. The Fund does not hedge foreign security risk or foreign currency risk.

19

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Fund of Funds Risk (M International Equity Fund). The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on Dimensional's decisions regarding the allocation of the Fund's assets to the Underlying Fund. The Fund may allocate assets to the Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investments in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund's investments.

Growth Securities Risk (M Large Cap Growth Fund and M Capital Appreciation Fund). The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.

Large-Capitalization Investing Risk (M Large Cap Growth Fund and M Large Cap Value Fund). Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk (All Funds). Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Management Risk (All Funds). The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk (All Funds). Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Non-Diversification Risk (M Large Cap Growth Fund). The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

20

Operational Risk (All Funds). Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk (M International Equity Fund). High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

Quantitative Modeling Risk (M Large Cap Growth Fund). The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

Sector Risk (M Large Cap Growth Fund). Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small and Medium Capitalization Companies Risk (M International Equity Fund and M Capital Appreciation Fund). The Fund may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Value Investment Risk (M International Equity Fund and M Large Cap Value Fund). Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Comparison of Investment Restrictions. The investment restrictions adopted by the Target Funds and the Acquiring Funds as fundamental investment restrictions (i.e., cannot be changed by either Funds’ Board of Directors/Trustees without affirmative shareholder approval) are identical. A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. A comparison of the Target Funds’ and the Acquiring Funds’ fundamental investment restrictions is set forth below. The Target Funds’ fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Funds' SAI, which is incorporated by reference into this Prospectus/Proxy Statement. The Acquiring Funds’ fundamental investment restrictions, as well as the Acquiring Funds’ interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions

M International Equity Fund Target Fund	M International Equity Fund Acquiring Fund
May not:	May not:
21

1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.	Same.
2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.	Same.
3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.	Same.
4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.	Same.
5. Invest in commodities.	Same.
6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.	Same.
7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.	Same.
8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.	Same.
9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.	Same.
10. Sell securities short or maintain a short position including short sales against the box.	Same.
11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.	Same.
12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund	Same.

M Large Cap Growth Fund Target Fund	M Large Cap Growth Fund Acquiring Fund
22

May not:	May not:
1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.	Same.
2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.	Same.
3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.	Same.
4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.	Same.
5. Invest in commodities.	Same.
6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.	Same.
7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.	Same.
8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.	Same.
9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.	Same.
10. Sell securities short or maintain a short position including short sales against the box.	Same.
11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.	Same.

Capital Appreciation Fund Target Fund	Capital Appreciation Fund Acquiring Fund
May not:	May not:
1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.	Same.
23

2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.	Same.
3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.	Same.
4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.	Same.
5. Invest in commodities.	Same.
6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.	Same.
7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.	Same.
8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.	Same.
9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.	Same.
10. Sell securities short or maintain a short position including short sales against the box.	Same.
11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.	Same.
12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund	Same.

Large Cap Value Fund Target Fund	Large Cap Value Fund Acquiring Fund*
24

May not:
1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.	Same.
2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.	Same.
3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.	Same.
4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.	Same.
5. Invest in commodities.	Same.
6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.	Same.
7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.	Same.
8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.	Same.
9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.	Same.
10. Sell securities short or maintain a short position including short sales against the box.	Same.
11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.	Same.
12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund	Same.

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Target Funds and Acquiring Funds Interpretations

With respect to the percentages adopted by a Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Management Comparisons

Boards of Directors/Trustees

Overall responsibility for oversight of the Target Funds rests with the M Fund Board. The M Fund Board is responsible for overseeing MFIA, each of the Sub-Advisers and other service providers in the operations of the Target Funds for the benefit of shareholders in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and M Fund’s governing documents. The M Fund Board currently has five Directors. A list of the Directors and officers of the Target Funds, and their present positions and principal occupations, is provided under “Directors and Officers” in the Target Funds' SAI. More information about the M Fund Board and its governance processes is included in the Management of the Fund section of the SAI.

Overall responsibility for oversight of NLFT II rests with its Board of Trustees (the “NLFT II Board”). The NLFT II Board is responsible for overseeing MFIA, each of the Sub-Advisers and other service providers in the operations of the Acquiring Funds for the benefit of shareholders in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT II’s governing documents. NLFT II currently has five Trustees, all of whom are not “interested persons” as that term is defined under the 1940 Act, of NLFT II. A list of the Trustees and officers of NLFT II, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.

Investment Adviser of the Funds

M Fund and NLFT II have each entered into a separate investment advisory agreement with respect to the Target Funds and Acquiring Funds, respectively (the “Advisory Agreements”) with MFIA, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, under which the Adviser manages each Fund’s investments and business affairs subject to the supervision of the M Fund Board. The Adviser has been providing investment advisory services since 1995. The Adviser may buy and sell securities for the Funds. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. As of December 31, 2025, the Adviser had approximately $998.5 million in assets under management. Under the Advisory Agreements, the Adviser is entitled to receive a monthly management fee for its investment advisory services as shown in the table below. The fee is calculated daily and payable monthly as a percentage of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2025, the Adviser was effectively paid an aggregate fee by each Target Fund, the amounts shown in the table below:

Fund	Fee to the Adviser (as a % of average daily net assets)
Target International Equity Fund	0.31%
Target Large Cap Growth Fund	0.47%
Target Capital Appreciation Fund	0.81%
Target Large Cap Value Fund	0.43%
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Sub-Advisers

MFIA has engaged the below sub-advisers to provide day-to-day portfolio management for the respective Target Funds and Acquiring Funds: The sub-advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each sub-adviser manages the investments held by the applicable Fund it serves according to the applicable investment objective and strategies.

Sub-Adviser to the M International Equity Fund

Dimensional Fund Advisors, LP (“Dimensional”) has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2025, assets under management for all Dimensional affiliated advisors totaled approximately $944 billion. Dimensional has managed the M International Equity Fund since December 12, 2018. In accordance with the team approach used to manage the M International Equity Fund, the portfolio managers and portfolio traders implement the policies and procedures established by Dimensional's Investment Committee.

Sub-Adviser to the M Large Cap Growth Fund

Federated MDTA LLC (“Federated”) is a SEC registered investment adviser and a wholly owned subsidiary of Federated Hermes, Inc. Federated is responsible for day-to-day investment management of M Large Cap Growth Fund, including quantitative model design, development and enhancement that drives investment decisions. Federated Advisory Services Company, an affiliate of Federated, provides security and market data and certain other support services to Federated. The fee for these services is paid by Federated and not by M Large Cap Growth Fund. As of December 31, 2025, Federated had approximately $14.3 billion in assets under management. Federated has managed the Target Large Cap Growth Fund since May 1, 2025.

Sub-Adviser to the M Capital Appreciation Fund

Frontier Capital Management Company, LLC (“Frontier”) has been registered as an investment adviser with the SEC since 1981. As of December 31, 2025, Frontier managed approximately $9.6 billion of assets. Frontier has managed the Target Capital Appreciation Fund since January 5, 1996.

Sub-Adviser to the M Large Cap Value Fund

Brandywine Global Investment Management, LLC (“Brandywine”) has been registered as an investment adviser with the SEC since 1986. As of December 31, 2025, Brandywine managed approximately $ 64.1 billion of assets. Brandywine has managed the Target Large Cap Value Fund since May 1, 2020.

As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Sub-Advisory Fee
M International Equity Fund	(only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund’s sub-adviser): 0.25% on the first $100 million 0.20% on amounts thereafter
M Large Cap Growth Fund	0.30% on the first $100 million 0.25% on amounts thereafter
M Capital Appreciation Fund	0.70% on the first $125 million 0.60% on amounts thereafter
M Large Cap Value Fund	0.28%
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Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds. The Target Funds' SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

M International Equity Fund

A team of investment professionals from Dimensional listed below manages the M International Equity Fund.

•	Jed S. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and a Senior Portfolio Manager of Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004.

•	Mary T. Phillips, CFA is Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and a Senior Portfolio Manager of Dimensional. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined Dimensional in 2012 and has been a portfolio manager since 2014.

•	William B. Collins-Dean, CFA is Vice President and a Senior Portfolio Manager of Dimensional. Mr. Collins-Dean holds an MBA from the University of Chicago and a BS from Wake Forest University. Mr. Collins-Dean joined Dimensional in 2014 and has been a portfolio manager since 2016.

M Large Cap Growth Fund

A team of investment professionals from Federated listed below manages the M Large Cap Growth Fund.

•	Daniel J. Mahr, CFA, has been Head of MDT Group at Federated since 2023 and formerly Managing Director, Research since 2008. He began his investment career in 2002. He has an A.B. from Harvard College and an S.M. from Harvard University.
•	Damien Zhang, CFA, has been Head of MDT Research at Federated since 2023 and formerly Research Manager since 2015. He began his investment career in 2009. He has an A.B. from Princeton University.
•	Frederick L. Konopka, CFA, has been Portfolio and Trading Manager at Federated since 2009. He began his investment career in 1997. He has an A.B. from Dartmouth College and an M.S. from MIT Sloan School of Management.
•	John Paul Lewicke has been Research Manager at Federated since 2013 and formerly Senior Analyst since 2009. He began his investment career in 2007. He has an A.B. from Dartmouth College.

M Capital Appreciation Fund

A team of investment professionals from Frontier listed below manages the M Capital Appreciation Fund.

•	Andrew B. Bennett, CFA has been a portfolio manager of the Fund since December 31, 2013. Mr. Bennett holds a B.A. from Wheaton College. He joined Frontier in 2003 as an equity research analyst. He assumed portfolio management responsibilities for Frontier's capital appreciation portfolios in 2010.
•	Peter G. Kuechle has been a portfolio manager of the Fund since April 1, 2018. Mr. Kuechle holds a B.A. from Dartmouth College and an M.B.A. from Harvard Business School. He joined Frontier in 2002 as an equity research analyst. He assumed portfolio management responsibilities for Frontier's capital appreciation portfolios in April 2018.
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M Large Cap Value Fund

A team of investment professionals from Brandywine listed below manages the M Large Cap Value Fund.

•	Joseph J. Kirby (Portfolio Manager) is the lead portfolio manager for the Diversified Large Cap Value Equity and Diversified Large Cap Value Select Equity strategies. He joined the firm in 1994.
•	Henry F. Otto (Managing Director and Portfolio Manager) is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. He is a member of the firm's Executive Board. He joined the firm in 1988.
•	Steven M. Tonkovich (Managing Director and Portfolio Manager) is co-lead portfolio manager of the Diversified Value Equity strategies. He is a member of the firm's Executive Board. He joined the firm in 1989.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

Operating Expense Limitation Agreement

MFIA has contractually agreed to reduce its fees and pay the expenses (excluding front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, Acquiring Fund Fees and Expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) of each Acquiring Fund in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for such Acquiring Fund to the amounts shown in the table below:

Fund	Expense Cap (% of Average Net Assets)
M International Equity Fund	0.54%
M Large Cap Growth Fund	0.59%
M Capital Appreciation Fund	0.99%
M Large Cap Value Fund	0.61%

The expense caps for the Acquiring Funds are contractual and will be in place at least through September 30, 2028. It is currently anticipated that the Total Annual Fund Operating Expenses for each Acquiring Fund will be below its applicable expense cap.

Any reduction in advisory fees or payment of expenses made by MFIA is subject to reimbursement by the respective Acquiring Fund, if requested by MFIA, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested by MFIA if the aggregate amount actually paid by an Acquiring Fund toward operating expenses for such period (taking into account any reimbursements) does not exceed the lesser of the expense cap in place at the time of waiver or at the time of reimbursement. MFIA is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. Each Acquiring Fund must pay its current ordinary operating expenses before MFIA is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from an Acquiring Fund to MFIA will be subject to the applicable limitation on the Fund expenses. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to MFIA, or by MFIA with the consent of the NLFT II Board.

Manager-of-Managers Structure

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MFIA (among other parties, including M Fund any other existing or future registered open-end management investment company or series thereof managed by MFIA, such as the Acquiring Funds) received an exemptive order from the SEC (ICA Release No. 23300) that permits MFIA, subject to the approval of the M Fund Board or NLFT II Board, to appoint or replace certain sub-advisers to manage all or a portion of a Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the “Manager of Managers Order”). Under the terms of the Manager of Managers Order, the manager-of-managers structure applies to sub-advisers that are not affiliated with the Funds or MFIA.

Pursuant to the Manager of Managers Order, MFIA, with the approval of the M Fund Board or NLFT II Board, would have the discretion to terminate any sub-adviser and allocate and reallocate a Fund’s assets among MFIA and any other non-affiliated sub-advisers. MFIA, subject to oversight and supervision by the M Fund Board or NLFT II Board, has responsibility to oversee any sub-adviser to a Fund and to recommend, for approval by the M Fund Board or NLFT II Board, the hiring, termination and replacement of sub-advisers for a Fund. In evaluating a prospective sub-adviser, MFIA would consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. MFIA would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund. In the event that MFIA hires a new sub-adviser pursuant to the multi-manager structure, shareholders will be provided information about the new sub-adviser and sub-advisory agreement within 60 days.

Use of the manager-of-managers structure would not diminish MFIA’s responsibilities to the Funds under an advisory agreement. MFIA would continue to have overall responsibility, subject to oversight by the M Fund Board or NLFT II Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, MFIA would, subject to the review and approval of the M Fund Board or NLFT II Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the M Fund Board or NLFT II Board, MFIA would: (a) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of MFIA or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Use of the manager-of-managers structure in reliance on the Manager of Managers Order has been approved by the initial shareholder of each Acquiring Fund, although MFIA does not currently intend to recommend any changes in reliance on the Manager of Managers Order.

Other Service Providers

The following table identifies the principal service providers that service the Target Funds and that are expected to service the Acquiring Fund:

	Target Funds	Acquiring Funds
Administrator	State Street Bank and Trust Company	Ultimus Fund Solutions, LLC
Fund Accountant	State Street Bank and Trust Company	Ultimus Fund Solutions, LLC
Transfer Agent	State Street Bank and Trust Company	Ultimus Fund Solutions, LLC
Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company
Distributor and Principal Underwriter	M Holdings Securities, Inc.	M Holdings Securities, Inc.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Dechert LLP	Vedder Price P.C.

Purchasing Shares and Pricing of Fund Shares

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The Funds’ distribution, purchase, and redemption procedures are identical. Fund Shares are available only through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Shares of the Funds cannot be purchased directly. Investment in the Funds may be made indirectly through the purchase of a variable annuity or variable life insurance contract.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies (each, an “Authorized Intermediary”). The Authorized Intermediaries buy Fund shares for their separate accounts based on instructions received from the contract owners.

With respect to the Acquiring Fund, all purchase requests received in good order by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.

Each Acquiring Fund’s share price, also called NAV, is determined as of the close of regular trading, normally 4:00 p.m. Eastern time, on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Each Acquiring Fund calculates its NAV by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding.

For additional information about purchasing Acquiring Funds’ shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D. For information about how the Target Funds’ shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Funds’ prospectus incorporated by reference herein.

Market Timing

The Funds have identical market timing policies. Each Fund reserves the right to reject any transfer or purchase order if, in the judgment of the Fund, the Fund or other investors would potentially be adversely affected.

Additionally, the M Fund Board and NLFT II Board have each determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has its own policies and procedures regarding its contract owner's transfer activity. Each Participating Insurance Company has supplied and certified that it has established procedures to monitor and deter market-timing activity. The Adviser does not have, nor has it had, written agreements that provide for market timing.

For a discussion of how the Target Funds’ shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Funds’ Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Prospectus/Proxy Statement.

Distributions and Tax Information

The Funds have identical distribution policies and federal income tax considerations. Net investment income generally consists of interest income and dividends received on investments, less expenses. For all Acquiring Funds, dividends from net investment income, if any, and capital gain distributions from net profits from the sale of securities, if any, are generally made at least annually.

Each Acquiring Fund typically distributes any undistributed net investment income, if any, in December. Capital gains distributions, if any, are also normally made in December, but an Acquiring Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in an Acquiring Fund’s shares.

Each Acquiring Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As regulated

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investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the Statement of Additional Information (SAI). Each Acquiring Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders.

Each Acquiring Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts.

Each Acquiring Fund intends to make distributions of ordinary income and capital gains. Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in an Acquiring Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from their contracts. All distributions generally reduce the NAV of an Acquiring Fund’s shares by the amount of the distribution.

Additional information concerning the taxation of an Acquiring Fund and its shareholders is contained in the Funds’ Statement of Additional Information. Contract owners should consult their own tax advisor regarding the federal, state, local or foreign tax consequences of an investment in an Acquiring Fund based on individual circumstances. Owners of variable contracts should also refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

For a discussion of the Target Funds’ policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” and “Tax Information,” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’ policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” in Appendix D attached to this Prospectus/Proxy Statement.

M FUND BOARD CONSIDERATIONS

MFIA recommended that M Fund Board approve the Plan and Reorganizations of the Target Funds into the Acquiring Funds of NLFT II. MFIA believes that each Reorganization will allow Target Fund shareholders to: (1) experience expense savings; (2) benefit from the scale of the NLFT II; (3) benefit from the deep experience of Ultimus Fund Solutions, LLC in providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds; and (4) maintain each Target Fund’s investment objective, principal investment strategies, investment adviser, sub-adviser and custodian. At a meeting of the M Fund Board held on December 16, 2025 (the “Meeting”), the M Fund Board, including the Directors who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), considered and approved of the Plan and the Reorganizations, subject to approval by its shareholders. In considering the Plan with respect to each of the Target Funds, the Board requested and received in advance of the meeting a variety of materials that the Board determined to be reasonably necessary to the evaluation of the Plan. The Board reviewed and discussed the response materials provided by MFIA and Ultimus in support of the consideration of the Plan together and with independent legal counsel. The Independent Directors separately met with independent legal counsel to review and discuss the response materials provided by MFIA and Ultimus in support of the consideration of the Plan in advance of the Meeting. In approving the Reorganizations and abased on the totality of the information provided including the information contained in the MFIA and Ultimus responses, the M Fund Board, including a majority of the Independent Directors, determined that the Reorganizations are in the best interests of the Target Funds and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations.

In advance of the Meeting, MFIA provided background materials and analyses to the M Fund Board which included, among other things, the rationale for the proposed Reorganizations and due diligence MFIA conducted relating to Ultimus and other service providers, confirmation from MFIA that the investment objectives and principal investment strategies of the Acquiring Funds mirror that of the Target Funds, their respective fees and expenses, and analyses of certain tax matters, transaction cost information and the projected benefits of the Reorganizations to shareholders. The determination to approve the Reorganizations was made on the basis of each Director’s judgment after consideration of all of the factors deemed relevant to each Director taken as a whole, though individual Directors may have placed different weights on various factors and assigned different degrees of materiality to various conclusions. In conjunction with the background information, materials and analysis provided

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to the Directors, the factors considered by the Independent Directors during their evaluation included, among other things, the following:

•	That MFIA, the investment adviser of each Target Fund, would remain the investment adviser to each Acquiring Fund.
•	That Dimensional, Federated, Frontier and Brandywine, the investment sub-advisers of the Target International Equity Fund, Target Large Cap Growth Fund, Target Capital Appreciation Fund and Target Large Cap Value Fund, respectively, will continue to serve as the investment sub-advisers of the respective Acquiring Fund, and that the same investment personnel would continue to be responsible for day-to-day management of each Fund.
•	That the investment objectives, policies and investment restrictions of each Target Fund and corresponding Acquiring Fund will be identical.
•	That the proposed management fees for the Acquiring Funds will be the same as the management fees for the Target Funds.
•	That total annual fund operating expenses for each of the Acquiring Funds are expected to be lower than those of the corresponding Target Fund.
•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund.
•	That each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders of the Target Fund, for the Target Fund itself and for the corresponding Acquiring Fund.
•	That MFIA would bear all expenses pertaining to the proposed Reorganizations.
•	That shareholders who do not want to participate in the Reorganizations are able to redeem their shares of their Target Fund prior to the closing of the Reorganization without the imposition of any redemption fee.
•	The proposed service providers for the Acquiring Funds are well established and capable of providing services to the Acquiring Fund at a comparable level to that currently provided by the service providers to the Target Funds.
•	That the Reorganization of each Target Fund is subject to the approval of its shareholders.

In light of these factors, and their fiduciary duty under federal and state law, the Directors, including the Independent Directors, determined that the Reorganizations are in the best interests of shareholders of each of the Target Funds and that the interests of existing shareholders of the respective Target Funds will not be diluted as a result of the Reorganizations, and approved the Reorganizations. The Directors also determined that the Plan providing for the Reorganizations should be submitted to the Target Funds’ shareholders for approval. The M Fund Board recommends unanimously that the shareholders of the Target Funds vote “FOR” the approval of the Plan relating to the Reorganization of the Target Funds.

The reorganization of each Target Fund into its corresponding Acquiring Fund will be treated as a separate reorganization. Accordingly, shareholder approval and consummation of a Reorganization is not contingent on shareholder approval and consummation of any other Reorganization. If the proposal for a Reorganization is not approved by shareholders, that Target Fund will continue operating as series of M Fund, and the M Fund Board may consider alternatives for the Target Fund including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Funds and its shareholders.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

If shareholders of the Target Funds approve the Reorganizations, each owner of shares of the Target Funds will become a shareholder of the corresponding Acquiring Fund. After careful consideration, the M Fund Board recommends that shareholders vote “FOR” Proposal 1.

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Shareholders of the Target Funds are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below.

The Plan

The Plan provides for the transfer of all of the assets and liabilities of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the corresponding Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of each Acquiring Fund shares issued in the exchange will equal the NAV of the corresponding Target Fund at the Effective Time (as defined in the Plan). As soon as is reasonably practicable after the Closing (as defined in the Plan), each Target Fund will distribute the corresponding Acquiring Fund shares to the Target Fund’s shareholders of record in accordance with their respective interests in the Target Fund determined as of the Effective Time by NLFT II’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of each Target Fund held by the shareholders will then be canceled. As a result of the Reorganizations, each shareholder of the Target Funds will receive the number of shares of the corresponding Acquiring Fund equal in value to such shareholder’s holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of each Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the corresponding Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (as defined in the Plan) of the Reorganizations. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the NLFT II Board. MFIA will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Prospectus/Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Each Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the applicable Target Fund and the receipt of a legal opinion from Vedder Price P.C., counsel to NLFT II, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganizations,” below), which receipt is a non-waivable condition of the Reorganizations. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganizations is expected to be on or about the close of business on April 24, 2026, or another date agreed to by M Fund and NLFT II. The Plan may be amended or terminated and the Reorganizations abandoned at any time by mutual consent of M Fund, on behalf of the Target Funds, and NLFT II, on behalf of the Acquiring Funds.

Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of each Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganizations and of an investment in the shares of each Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganizations, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganizations.

Each Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Funds’ shareholders as a direct result of the Reorganizations. Specifically, it is expected that each Target Fund will

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recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by each Target Fund shareholders are exchanged for shares of the corresponding Acquiring Fund pursuant to the Reorganizations, it is expected that Target Fund shareholders will recognize no gain or loss on the exchange, and that Target Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the corresponding Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund shares immediately before the exchange. If, as expected, each Reorganization is tax-free, the tax attributes of each Target Fund, if any, move to the corresponding Acquiring Fund, including, as of the date of the Reorganizations, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. Each Reorganization is not expected to result in limitations on an Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund. At December 31, 2025, the Target Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total
M International Equity Fund	$15,930,709	$21,496,993	$37,427,702
M Large Cap Growth Fund	-	-	-
M Capital Appreciation Fund	-	-	-
M Large Cap Value Fund	-	-	-

At any time, up to and including the last business day before the Reorganizations, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

As a condition to the Reorganizations, the Target Funds and the Acquiring Funds have requested an opinion of Vedder Price P.C. substantially to the effect that with respect to the Reorganizations, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganizations in accordance with the Plan, for federal income tax purposes:

1.	Such Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the applicable Acquiring Fund and the applicable Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the applicable Acquiring Fund in such Reorganization. (Section 1032(a) of the Code; Treas. Reg. Section 301.7701-2(a)).

3.	No gain or loss will be recognized by the applicable Target Fund in such Reorganization. (Sections 361(a) and (c) and 357(a) of the Code).

4.	No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Agreement, of all their shares of the applicable Target Fund solely for Acquiring Fund Shares (including any fractional Acquiring Fund Share to which such shareholder would be entitled) in such Reorganization. (Section 354(a) of the Code).

5.	The aggregate basis of the Acquiring Fund Shares received by the applicable Target Fund Shareholders pursuant to such Reorganization (including any fractional Acquiring Fund Share to which such shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were exchanged for such Acquiring Fund Shares. (Section 358(a)(1) of the Code).

6.	The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in such Reorganization (including any fractional Acquiring Fund Share to which such shareholder would be entitled) will include the period during which the shares of the Target Fund that were exchanged for such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares were held by such shareholder as capital assets at the Effective Time. (Section 1223(1) of the Code).

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7.	The basis of the assets of the applicable Target Fund received by the applicable Acquiring Fund in such Reorganization will be the same as the basis of such assets in the hands of such Target Fund immediately before the Effective Time. (Section 362(b) of the Code).

8.	The holding period of the assets of the applicable Target Fund received by the applicable Acquiring Fund in such Reorganization will include the period during which such assets were held by such Target Fund. (Section 1223(2) of the Code).

An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

If the Reorganizations are consummated and the IRS or a court were to determine that the Reorganizations do not qualify as tax-free Reorganizations under the Code, and thus a taxable, the Target Funds would recognize gain or loss on the transfer of its assets to the Acquiring Funds and each shareholder of a Target Funds that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Funds shares and the fair market value of the Acquiring Fund shares it received.

The Target Funds do not intend to sell portfolio securities in connection with the Reorganizations. In the event the Target Funds sell any portfolio securities in connection with the Reorganizations, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Funds’ tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Funds’ portfolio in connection with the Reorganizations will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Description of the Acquiring Funds’ Shares

Shares of each Acquiring Fund issued to the shareholders of the corresponding Target Fund pursuant to the Reorganizations will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of each Target Fund as of December 31, 2025, and each Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganizations, are as follows:

	Target Fund		Acquiring Fund
	M International Equity Fund		M International Equity Fund
(unaudited)		Pro Forma adjustments
Net Assets	260,584,723	-	260, 584,723
Shares Outstanding	14,741,939	-	14, 741,939
Net Asset Value per Share	17.68	-	17.68
Target Fund	Acquiring Fund
M Large Cap Growth Fund	M Large Cap Growth Fund
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(unaudited)		Pro Forma adjustments
Net Assets	311, 790,038	-	311, 790,038
Shares Outstanding	10,459,005	-	10,459,005
Net Asset Value per Share	29.81	-	29.81
	Target Fund		Acquiring Fund
	M Capital Appreciation Fund		M Capital Appreciation Fund
(unaudited)		Pro Forma adjustments
Net Assets	241, 659,510	-	241, 659,510
Shares Outstanding	9,851,245	-	9,851,245
Net Asset Value per Share	24.53	-	24.53
	Target Fund		Acquiring Fund
	M Large Cap Value Fund		M Large Cap Value Fund
(unaudited)		Pro Forma adjustments
Net Assets	184, 159,792	-	184, 159,792
Shares Outstanding	10,805,433	-	10,805,433
Net Asset Value per Share	17.04	-	17.04

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Funds, see “General Information” in the Target Funds’ SAI. For a general discussion of the operation and organization of the Acquiring Fund, see “The Trust” in the Proxy Statement SAI.

Comparison of Rights of the Funds’ Shareholders

Form of Organization. The Acquiring Funds are series of NLFT II, which is a Delaware statutory trust. The Target Funds are series of M Fund, which is a Maryland corporation. The Acquiring Fund is governed by the Agreement and Declaration of Trust dated August 26, 2010 (“Acquiring Fund’ Declaration”), its bylaws and Delaware law. The Target Funds are governed by Articles of Incorporation dated August 11, 1995, as amended, (“Target Funds’ Articles”), its bylaws and Maryland law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The directors and trustees of the Target Funds and the Acquiring Funds each have the power to issue shares without shareholder approval. The governing instruments of the Acquiring Funds and Target Funds indicate that the amount of shares that the Acquiring Funds each may issue is unlimited while the Target Funds may each issue 100 million shares and M Fund may issue up to one billion shares. The M Fund Board has the power and

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authority, without the approval of the shareholders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that M Fund has authority to issue. Shares of the Target Funds and the Acquiring Funds have no preemptive or other right to subscribe to any additional shares or other securities issued by the Funds.

The governing instruments of the Acquiring Funds further provide that all shares of NLFT II entitled to vote on a matter shall vote separately by series. That is, the shareholders of each series have the right to approve or disapprove matters affecting NLFT II and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of NLFT II to be voted in the aggregate without differentiation between the separate series, then all NLFT II’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

The shareholders of M Fund are entitled to one vote for each whole share held of the Target Funds (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of a Target Fund (or a class thereof) shall be entitled to vote.

Shareholder Meetings. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for Acquiring Funds or any series may be called by the Trustees of NFLT II, the Chairman of the NLFT II Board or the President of NLFT II from time to time for any lawful purpose, including electing Trustees.  Special meetings of the shareholders of NLFT II or any series shall be called by the NLFT II Board, Chairman, or President upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. Shareholder meetings for the Target Funds or any or all series or classes may be called by the Chair of the M Fund Board, any Vice Chair of the M Fund Board, by the President of M Fund, or by a majority of the M Fund Board.

Quorum. The governing instrument of the Acquiring Funds and the Target Funds provide that, except when a larger quorum is required by applicable law, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.

Adjournment of Shareholder Meetings. The governing instruments of the Acquiring Funds and Target Funds provide that any meeting of shareholders may be adjourned from time to time, by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Vote Required. The governing documents of both the Target Funds and the Acquiring Funds provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of directors/trustees.

Removal of Directors/Trustees by Shareholders. The governing instruments of the Acquiring Funds provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. The Acquiring Funds’ Declaration provide that the NLFT II Board, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the NLFT II Board or remove Trustees with or without cause. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

The governing instruments of the Target Funds provide that shareholders may remove a director by the affirmative vote of the shareholders holding a majority of the votes entitled to be cast thereon at any meeting of shareholders, duly called and at which a quorum is present. The Target Funds’ government instruments do not provide that the M Fund Board may remove a director. The M Fund Board, however, may increase or decrease the size of the Board from time to time by a majority vote of the Board or fill any vacancies by a majority of the remaining members of the Board.

Personal Liability of Shareholders. The governing instruments for the Target Funds and the Acquiring Funds generally provide that shareholders will not be subject to personal liability for the obligations of a Fund.

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Amendments of Governing Instruments. The governing instruments of both the Target Funds and the Acquiring Funds provide that the Trustees may amend the governing instruments at any time in writing without the need for shareholder action, except for the Target Funds, the M Fund Board may not alter, amend or repeal any By-Laws adopted by shareholders.

Derivative Actions. The governing instruments of the Acquiring Funds state that a shareholder or shareholders may bring derivative action on behalf of NLFT II only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. There may be questions regarding the enforceability of the foregoing provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act.

While the governing instruments of the Target Funds do not address derivative actions, they have those powers granted under Maryland law to shareholders of a Maryland corporation which permits shareholder to bring a derivative action only if they first make a pre-suit demand upon the Directors to bring the subject action or show that such a demand would be futile.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Pricing of Fund Shares” in the Target Funds’ Prospectus.

Portfolio Holdings Information

Information about the Target Funds’ portfolio holdings is available at https://www.mfin.com/m-funds. A complete description of the Target Funds’ policies and procedures with respect to the disclosure of the Target Funds’ portfolio holdings is available in the Target Funds' SAI.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Financial Information

For certain financial information about the Target Funds, see “Financial Highlights of the Target Funds” which is appended to this Prospectus/Proxy Statement as Appendix B.

BOARD RECOMMENDATION

After careful consideration, the M Fund Board recommends that shareholders of each Fund vote FOR the proposed Reorganizations.

REQUIRED VOTE

The holders of 33⅓% of the shares of the Target Funds entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Funds. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Funds’ shares present at the Special Meeting, if the holders of more than 50% of the Target Funds’ outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Funds’ outstanding shares.

Shares of the Target Funds are legally owned by a limited number of insurance companies. However, those shares support the cash values of certain variable life insurance or variable annuity contracts such companies, and the owners of those contracts can instruct the insurance companies on how to vote the shares attributable to their contracts (this does not apply to shares owned by M Financial Holdings Inc. or M Life Insurance Co.). Each insurance company will follow those instructions, and vote shares for which no instructions are received, or abstain

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from voting, in the same proportion for which it has received instructions from other policy owners (this is called “echo voting”). There is no quorum, minimum percentage, nor number of policy owner voting instructions that the insurance company must receive to use the echo voting procedure. This means that a minority of policy owners (based on their cash values attributable to the Fund) can determine the outcome of a vote.

If shareholders of the Target Funds do not approve the Reorganizations, the Target Funds will continue to be managed by MFIA as described in the Target Funds’ Prospectus until such time as the M Fund Board considers alternatives for the Target Funds including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Funds and its shareholders.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Funds by M Fund for the Special Meeting to be held on April 22, 2026, at the offices of MFIA, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call at 10:00 am. Pacific Time. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of Proposal 1.

The Target Funds have fixed the close of business on February 13, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of each Target Fund was as follows:

Target Funds	Total Shares Outstanding
M International Equity Fund	14,968,571.449
M Large Cap Growth Fund	10,508,569.812
M Capital Appreciation Fund	10,456,734.940
M Large Cap Value Fund	10,937,610.311

Shareholders of record who owned five percent or more of the shares of a Target Fund as of the Record Date are set forth on Appendix C to this Prospectus/Proxy Statement.

Approval of each Proposal by shareholders of the Target Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities.

Because the insurance company that issued your Variable Contract is the owner of record of shares of the Target Funds, your vote will instruct the insurance company how to vote the shares of the Target Fund attributable to your contract. The insurance company will vote all of the shares of the Target Fund that it holds that are not attributable to any Variable Contract in the same proportion as the voting instructions received from its policy holders with respect to the Target Fund. The insurance company will also vote those shares for which no timely voting instruction was received from the policy holder in the same proportion as the voting instructions timely received from its other policy holders with respect to the Target Fund. As a result of such proportional voting by the insurance company, it is possible that a small number of policy holders could determine whether the proposal is approved.

HOW TO VOTE YOUR SHARES

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You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touch tone as set forth below:

•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

The options below are available 24 hours a day / 7 days a week.

•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Target Fund prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use, the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

The holders of 33⅓% of the outstanding shares of the Target Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Fund. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Special Meeting, with the approval of the majority of shareholders present, may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect

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to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. Because the Proposal is considered non-routine and are the only proposals expected to be voted on at the Meeting, the Target Fund do not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Target Fund expect that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposals.

SOLICITATION OF PROXIES

The Target Fund expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. EQ Fund Solutions has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $60,000 to $65,000.MFIA will bear all expenses relating to the Reorganization, including expenses related to solicitation of proxies, preparing and filing the registration statement that includes this Prospectus/Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

OTHER INFORMATION

OTHER BUSINESS

The M Fund Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the M Fund Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganizations.

NEXT MEETING OF SHAREHOLDERS AND SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Prospectus/Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to M Fund, Inc., Attention: Secretary, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganizations and the federal income tax consequences of the Reorganizations will be passed upon by Vedder Price P.C.

INFORMATION FILED WITH THE SEC

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The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by M Fund and NLFT II may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022; Southeast Regional Office, 801 Brickell Avenue, Suite 1950, Miami, FL 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 1450, Chicago, IL 60604; Central Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80294; and Pacific Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

Form of Agreement And Plan Of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [______], 2025, among NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”), and M FUNDS, INC., a Maryland corporation, with its principal place of business at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209 (“Old Company”), on behalf of each series thereof listed under the heading “Existing Funds” on Schedule A (each, an “Existing Fund”), and solely with respect to paragraph 6, M Financial Investment Advisers, Inc. (Each of the New Trust and Old Company is sometimes referred to herein as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect four reorganizations as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Existing Fund’s changing its identity -- by converting from a series of the Old Company to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Existing Fund’s liabilities, (2) the Existing Fund distributing those shares pro rata to that Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”). (For convenience, the balance of this Agreement refers only to a single Reorganization, one Existing Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Existing Fund currently offers one class of shares (“Existing Fund Shares”). Each New Fund will have one class of shares (“New Fund Shares”). The rights, powers, privileges, and obligations of the New Fund Shares will be substantially similar to those of the Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

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(a) issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Existing Fund Shares then outstanding; and

(b) assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including, but not limited to, all cash, cash equivalents, securities, commodities, futures interests, receivables (including, but not limited to, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records - the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3 The Liabilities shall consist of all of the Existing Fund’s liabilities, debts, obligations, and duties, whether accrued or contingent, known or unknown, existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by M Financial Investment Advisers, Inc. (the “Adviser”) pursuant to paragraph 6.

1.4 Before the Effective Time, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Company.

1.8 All computations of value hereunder shall be made in accordance with each Fund’s regular practice using such Fund’s valuation procedures and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s independent registered public accounting firm upon reasonable request of the other Fund. New Trust and Old Company agree to use all commercially reasonable efforts to resolve prior to the Effective Time (defined below in paragraph 2.1) any material pricing differences for prices of portfolio securities of the Existing Fund to be transferred

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to the New Fund that result from the use of the valuation procedures of the New Fund as compared to the valuation procedures of the Existing Fund.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“ Closing ”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after [____], 2025 (“ Effective Time ”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2 The Old Company shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Company shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Company, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3 The Old Company shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Company’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Company, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4 The Old Company shall deliver to the New Trust and the Adviser within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Old Company, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a) The Old Company (1) is a corporation that is duly created, validly existing, and in good standing under the laws of Maryland, and its Articles of Incorporation dated [_______] as amended [________] (“Old Company Articles”) is on file with the Secretary of State of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an

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investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) The Existing Fund is a duly established and designated series of the Old Company;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Company’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Company, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Old Company will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e) The Old Company, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Maryland law, the Old Company Articles or the Old Company’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Company, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Company, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Company may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Company’s knowledge, threatened against the Old Company involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Company, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Company’s ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2024, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended June 30, 2025 (copies of which the Old Company has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent

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liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since December 31, 2024, there has not been any material adverse change in the Existing Fund’s financial condition, any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”); the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation ending prior to the Closing Date, the Existing Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been eligible to and has computed its U.S. federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; in respect of the taxable year beginning most recently prior to the Closing Date, the Existing Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure would cause the Existing Fund to fail to qualify as a RIC under the Code if its taxable year were to have ended as of the Closing date;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) The Existing Fund’s current prospectus and statement of additional information, to the best of the Existing Fund’s knowledge, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact

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required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p) The information to be furnished by the Old Company for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q) For each calendar quarter of its operation ending on or before the Closing Date, the Existing Fund has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated accounts.

(r) The Old Company Articles permits the Old Company to vary its shareholders’ investment; the Old Company does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(s) To the actual knowledge of the Old Company’s directors and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 The New Trust, on the New Fund’s behalf, represents and warrants to the Old Company, on the Existing Fund’s behalf, as follows:

(a) The New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Delaware (“Delaware”), and its Certificate of Trust dated August 26, 2010 (“New Trust Certificate”) is on file with the Secretary of the State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization,

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receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust’s Agreement and Declaration Trust dated August 26, 2010 (the “New Trust Declaration”) or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h) The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service; the New Fund has not filed any income tax return and will file its first U.S. federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its U.S. federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its U.S. federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j) There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

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(l) The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Company for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that are contemplated by this Agreement and have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (including Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for

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assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Existing Fund owed or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

4.1 The Old Company covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 The Old Company covenants that it will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Old Company will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

4.3 The Old Company covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.4 The Old Company covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Company, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.8 The New Fund will comply with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated accounts.

4.9 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

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5.1 All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2 All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Company’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6 The Investment Companies shall have received an opinion of Vedder Price P.C. (“Counsel”) as to the U.S. federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for U.S. federal income tax purposes:

(a) Such Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the applicable Existing Fund and the applicable New Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

(b) No gain or loss will be recognized by the applicable New Fund in such Reorganization.

(c) No gain or loss will be recognized by the applicable Existing Fund in such Reorganization.

(d) No gain or loss will be recognized by the Existing Fund Shareholders upon the exchange, pursuant to the Agreement, of all their shares of the applicable Existing Fund solely for shares of the New

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Fund (including any fractional shares of the New Fund to which such shareholder would be entitled) in such Reorganization.

(e) The aggregate basis of the New Fund shares received by the applicable Existing Fund shareholders pursuant to such Reorganization (including any fractional New Fund share to which such shareholder would be entitled) will be the same as the aggregate basis of the Existing Fund shares that were exchanged for such New Fund shares.

(f) The holding period of the New Fund shares received by each Existing Fund shareholder in such Reorganization (including any fractional New Fund share to which such shareholder would be entitled) will include the period during which the shares of the Existing Fund that were exchanged for such New Fund shares were held by such shareholder, provided such Existing Fund shares were held by such shareholder as capital assets at the Effective Time.

(g) The basis of the assets of the applicable Existing Fund received by the applicable New Fund in such Reorganization will be the same as the basis of such assets in the hands of such Existing Fund immediately before the Effective Time.

(h) The holding period of the assets of the applicable Existing Fund received by the applicable New Fund in such Reorganization will include the period during which such assets were held by such Existing Fund.

Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization (i) on the New Funds, the Existing Funds, or any Existing Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (ii) under the alternative minimum tax imposed under section 55 of the Code on any direct or indirect shareholder of the Existing Fund, and (iii) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind;

5.7 Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one New Fund Share (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.8 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8 The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement, as well as a sub-advisory agreement for each New Fund, shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser or its affiliate as the New Fund’s sole shareholder; and

5.9 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the total Reorganization Expenses, whether or not the Reorganizations are consummated. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, and obtaining approvals to the Transactions by each of the Old

54

Company’s Board of Directors and the New Trust’s Board of Trustees, including any special meeting fees, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (7) legal expenses relating to preparing, reviewing, or responding to due diligence requests and requests for information, but exclude brokerage expenses. The Adviser will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Company must submit for reimbursement to the Adviser, any invoices related to Reorganization Expenses within 90 days of the Closing.

7. INDEMNIFICATION

7.1 The New Trust, on behalf of each New Fund (solely out of the New Fund’s assets and property, including any amounts paid to the New Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Old Company and its directors, officers, agents or employees from or against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential or special damages) to which the Old Company or any of its directors, officers, agents or employees may become subject, insofar as any such loss, claim, damage, liability or expense arises out of or is based on: (i) any material breach of by the New Trust, on behalf of a New Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the grossly negligent or reckless acts or omissions or willful misfeasance of the New Trust in connection with this Agreement.

7.2 The Old Company, on behalf of each Existing Fund (solely out of the Existing Fund’s assets and property, including any amounts paid to the Existing Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the New Trust and its trustees, officers, agents or employees from or against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding nay indirect, consequential or special damages) to which the New Trust or any of its trustees, officers, agents or employees may become subject, insofar as any such loss, claim, damage, liability or expense arises out of or is based on: (i) any material breach of by the Old Company, on behalf of an Existing Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the grossly negligent or reckless acts or omissions or willful misfeasance of the Old Company in connection with this Agreement.

8. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [_____], 2026, or such other date as to which the Investment Companies agree; or (e) the Board of Directors/Trustees of either Investment Company determines that the consummation of the Transactions is no longer in the best interest of its Fund’s shareholders, or

9.2 By the Investment Companies’ mutual agreement.

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In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors, trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

11. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12. MISCELLANEOUS

12.1 This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Company, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of each New Fund listed on Schedule A

By:

Kevin E. Wolf

President/CEO of Northern Lights Fund Trust II

M FUNDS, INC., on behalf of each Existing Fund listed on Schedule A

By:

[NAME]

President

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Solely for purposes of section 4.8 and paragraph 6,
M Financial Investment Advisers, Inc.

By:

[NAME]
Chief Executive Officer

M Financial Investment Advisers, Inc.

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SCHEDULE A

Existing Funds M Funds, Inc.	To be Reorganized into	New Funds Northern Lights Fund Trust II
M International Equity Fund	è	M International Equity Fund
M Large Cap Growth Fund	è	M Large Cap Growth Fund
M Capital Appreciation Fund	è	M Capital Appreciation Fund
M Large Cap Value Fund	è	M Large Cap Value Fund

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APPENDIX B

The Acquiring Funds will adopt the financial statements of the respective Target Fund, the accounting survivor of each of the Reorganizations. The financial highlights tables are intended to help you understand the Target Funds’ financial performance for the past five fiscal years and are included in the Target Funds’ Prospectus which is incorporated herein by reference. This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Target Funds’ Independent Registered Public Accounting Firm, whose report, along with the Target Funds’ financial statements, are also included in the Target Funds’ Annual Form N-CSR which is incorporated herein by reference. Fiscal years prior to December 31, 2023 were audited by the Target Funds' previous independent registered public accounting firm.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

Target International Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	M International Equity Fund
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$ 13.71	$ 13.59	$ 12.06	$ 14.45	$ 13.33
Income from investment operations:
Net investment income‡	0.41	0.37	0.37	0.37	0.32
Net realized and unrealized gain (loss) on investments	4.04	0.17	1.56	(2.41)	1.15
Total from investment operations	4.45	0.54	1.93	(2.04)	1.47
Less distributions to shareholders:
From net investment income	(0.48)	(0.42)	(0.40)	(0.35)	(0.35)
From return of capital	—	—	—	—	(0.00)†
Total distributions	(0.48)	(0.42)	(0.40)	(0.35)	(0.35)
Net asset value, end of year	$ 17.68	$ 13.71	$ 13.59	$ 12.06	$ 14.45
Total Return+	32.44%	3.96%	16.00%	(14.16)%	11.05%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$ 260,585	$ 249,333	$ 232,710	$ 206,628	$ 243,721
Net expenses to average daily net assets•	0.54%	0.59%	0.57%	0.56%	0.57%
Net investment income to average daily net assets•	2.56%	2.62%	2.82%	2.89%	2.20%
Gross expenses, before any expense waiver/reimbursement, to average daily net assets•	N/A	0.61%	0.65%	0.63%	0.58%
Portfolio turnover rate	10%	21%	23%	18%	9%

‡       Calculation based on average shares outstanding.

†       Represents amounts less than $0.005 per share.

+ Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above ratios

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Target Large Cap Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	M Large Cap Growth Fund
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$ 33.11	$ 29.06	$ 23.19	$ 33.87	$ 33.48
Income from investment operations:
Net investment loss‡	(0.05)	(0.14)	(0.07)	(0.05)	(0.14)
Net realized and unrealized gain (loss) on investments	6.55	7.58	7.48	(8.58)	7.32
Total from investment operations	6.50	7.44	7.41	(8.63)	7.18
Less distributions to shareholders:
From net realized capital gains	(9.80)	(3.39)	(1.54)	(2.05)	(6.79)
Net asset value, end of year	$ 29.81	$ 33.11	$ 29.06	$ 23.19	$ 33.87
Total Return+	19.61%	25.50%	32.04%	(25.41)%	21.49%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$ 311,790	$ 282,085	$ 242,100	$ 201,244	$ 273,085
Net expenses to average daily net assets•	0.64%	0.74%	0.77%	0.76%	0.75%
Net investment loss to average daily net assets•	(0.13)%	(0.40)%	(0.26)%	(0.19)%	(0.37)%
Portfolio turnover rate	110%, ҉	41%	32%	37%	32%

‡       Calculation based on average shares outstanding.

+ Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

, ҉	The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.
•	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above ratios

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Target Capital Appreciation Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	M Capital Appreciation Fund
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$ 24.58	$ 24.43	$ 21.14	$ 28.30	$ 28.77
Income from investment operations:
Net investment loss‡	(0.08)	(0.07)	(0.07)	(0.08)	(0.15)
Net realized and unrealized gain (loss) on investments	4.56	2.49	5.06	(5.11)	5.24
Total from investment operations	4.48	2.42	4.99	(5.19)	5.09
Less distributions to shareholders:
From net investment income	(0.26)	(0.53)	(0.11)	-----	-----
From net realized capital gains	(4.27)	(1.74)	(1.59)	(1.97)	(5.56)
Total distributions	(4.53)	(2.27)	(1.70)	(1.97)	(5.56)
Net asset value, end of year	$ 24.53	$ 24.58	$ 24.43	$ 21.14	$ 28.30
Total Return+	18.06%	9.94%	23.56%	(18.14)%	17.74%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$ 241,660	$ 231,998	$ 227,952	$ 188,030	$ 232,758
Net expenses to average daily net assets•	0.99%	0.98%	1.02%	1.05%	1.04%
Net investment loss to average daily net assets•	(0.31)%	(0.29)%	(0.28)%	(0.34)%	(0.46)%
Portfolio turnover rate	46%	36%	31%	27%	38%

‡       Calculation based on average shares outstanding.

+ Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above ratios

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Target Large Cap Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	M Large Cap Value Fund
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$ 15.68	$ 14.67	$ 14.15	$ 15.39	$ 12.02
Income from investment operations:
Net investment income‡	0.31	0.32	0.31	0.31	0.24
Net realized and unrealized gain (loss) on investments	2.40	2.40	0.75	(0.55)	3.37
Total from investment operations	2.71	2.72	1.06	(0.24)	3.61
Less distributions to shareholders:
From net investment income	(0.30)	(0.32)	(0.32)	(0.31)	(0.24)
From net realized capital gains	(1.05)	(1.39)	(0.22)	(0.69)	---
Total distributions	(1.35)	(1.71)	(0.54)	(1.00)	(0.24)
Net asset value, end of year	$ 17.04	$ 15.68	$ 14.67	$ 14.15	$ 15.39
Total Return+	17.31%	18.63%	7.61%	(1.45)%	30.01%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$ 184,160	$ 154,293	$ 135,230	$ 131,956	$ 135,006
Net expenses to average daily net assets•	0.61%	0.63%	0.65%	0.63%	0.65%
Net investment income to average daily net assets•	1.84%	1.94%	2.21%	2.08%	1.67%
Portfolio turnover rate	58%	48%	48%	48%	61%

‡       Calculation based on average shares outstanding.

+ Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above ratios

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APPENDIX C

OWNERSHIP OF SHARES OF THE TARGET FUNDS

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of February 13, 2026, the following shareholders were either a control person or principal shareholder of each Fund:

Principal Shareholders - M International Equity Fund

Name and Address	% Ownership	Type of Ownership
John Hancock Variable Life Insurance Co. 200 Berkeley Street, Boston, MA 02116	39.76%	Record
Pacific Life Insurance Co. 700 Newport Center Drive, Newport Beach, CA 92660-6397	46.13%	Record

Principal Shareholders – M Large Cap Growth Fund

Name and Address	% Ownership	Type of Ownership
John Hancock Variable Life Insurance Co. 200 Berkeley Street, Boston, MA 02116	47.02%	Record
Pacific Life Insurance Co. 700 Newport Center Drive, Newport Beach, CA 92660-6397	38.50%	Record

Principal Shareholders – M Capital Appreciation Fund

Name and Address	% Ownership	Type of Ownership
John Hancock Variable Life Insurance Co. 200 Berkeley Street, Boston, MA 02116	49.29%	Record
Pacific Life Insurance Co. 700 Newport Center Drive, Newport Beach, CA 92660-6397	37.85%	Record

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Principal Shareholders – M Large Cap Value Fund
Name and Address	% Ownership	Type of Ownership
John Hancock Variable Life Insurance Co. 200 Berkeley Street, Boston, MA 02116	47.85%	Record
Pacific Life Insurance Co. 700 Newport Center Drive, Newport Beach, CA 92660-6397	39.17%	Record

As of February 13, 2026, the Directors and Officers of the Corporation as a group did not own more than 1% of the outstanding shares of the Funds.

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APPENDIX D

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Share Price

Shares of a Fund are sold at net asset value (“NAV”). The NAV of a Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed M Financial Investment Advisers (“MFIA” or the “Adviser”) as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for each of the funds other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to oversee the Valuation Designee’s fair value determinations effectively. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.

In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest directly or indirectly through underlying ETFs in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies

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are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

Choosing the Appropriate Funds to Match Your Goals

Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals. Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

Purchasing Shares

The Funds are generally available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Funds. You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options. The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

Market Timing

Programmed, large, frequent or short-term transfers among the Funds or between a Fund and other investment options can cause risk with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interest of long-term investors in a Fund if purchases or transfers into or out of a Fund are made at values that do not reflect an accurate value for the Fund's underlying portfolio securities (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a sub-adviser's ability to sustain an investment objective, causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the Fund; and (3) increased brokerage and administrative expenses. These costs are borne by all contract owners invested in the Fund, not just those making transfers. Therefore, the Corporation reserves the right to reject any transfer or purchase order if, in the Corporation's judgment, the Fund or other investors would potentially be adversely affected. The Board of Directors has determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has its own policies and procedures regarding its contract owner's transfer activity. Each Participating Insurance Company has supplied and certified that it has established procedures to monitor and deter market-timing activity. The Adviser does not have, nor has it had, written agreements that provide for market timing.

Redeeming Shares

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may redeem Fund shares to generate cash. For example, a separate account may redeem Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the redemption are usually sent to the separate account on the next business day. Under stressed market conditions, as well as for other temporary or emergency purposes, the Funds reserve the right to enter into agreements in order to establish a line of credit or other borrowing arrangements should the Funds deem that

66

stressful conditions may require such action in order to assist in meeting timely redemption requests. The Funds may suspend redemption of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC, for more than seven days.

Distributions and Taxes

Each Fund intends to distribute to its shareholders substantially all of its ordinary income and capital gains, if any, on an annual basis. Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from their contracts. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

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APPENDIX E

PRINCIPAL RISKS OF THE TARGET FUNDS

The following risks apply to the Target Funds:

Active Trading Risk (M Large Cap Growth Fund). Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund's trading costs, which may have an adverse impact on the Fund's performance.

Additional Market Disruption Risk (All Funds). Financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global developments and disruptions, including those arising out of geopolitical events, armed conflict, public health emergencies (such as the spread of infectious diseases, pandemics, and epidemics), natural disasters, terrorism and governmental or quasi-governmental actions. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the value and liquidity of the Fund and its investments.

In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, and these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; the potential for wider conflict; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. Beginning in 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund's investments. Beginning in October 2023, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund's performance and ability to achieve its investment objective. The extent of any market disruptions are impossible to predict but could be substantial.

China Investments Risk (M International Equity Fund). There are special risks associated with investments in China and Taiwan, which are considered emerging market countries by the Fund. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major

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role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. Further, investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the Fund. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities ("VIEs") that operate in sectors in which China restricts and/or prohibits foreign investments. Investments involving a VIE structure may pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. The Chinese government's acceptance of the VIE structure is evolving. Investing through a VIE does not offer the same level of investor protection as direct ownership, and is subject to additional risks as it is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Cyber Security Risk (All Funds). The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk (M International Equity Fund). Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty and credit risk (the risk that the derivative counterparty will not fulfill its contractual obligations, whether because of bankruptcy or other default), settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty), interest rate risk (the risk that certain derivatives are more sensitive to interest rate changes and market price fluctuations than other securities), liquidity risk, market risk, and management risk, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Economic and Market Events Risk (All Funds). Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates fluctuate or economic conditions deteriorate. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and also has recently imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.

Emerging Markets Risk (M International Equity Fund). Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging

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markets also may be less liquid than those in developed markets and there are frequently government controls on foreign investments and limitations on repatriation of invested capital. Additional restrictions may be imposed under other conditions. Emerging market companies may also be held to lower disclosures, corporate governance, auditing and financial reporting standards than companies in more developed markets. Frontier market countries (emerging market countries in an earlier stage of development) generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Foreign Securities and Currencies Risk (M International Equity Fund and M Capital Appreciation Fund). Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar), which may make the return on an investment increase or decrease unrelated to the quality or performance of the investment itself. The Fund does not hedge foreign security risk or foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Fund of Funds Risk (M International Equity Fund). The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on Dimensional's decisions regarding the allocation of the Fund's assets to the Underlying Fund. The Fund may allocate assets to the Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investments in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund's investments.

Growth Securities Risk (M Large Cap Growth Fund and M Capital Appreciation Fund). The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.

Large-Capitalization Investing Risk (M Large Cap Growth Fund and M Large Cap Value Fund). Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk (All Funds). Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

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Management Risk (All Funds). The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk (All Funds). Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Non-Diversification Risk (M Large Cap Growth Fund). The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Operational Risk (All Funds). Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk (M International Equity Fund). High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

Quantitative Modeling Risk (M Large Cap Growth Fund). The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

Sector Risk (M Large Cap Growth Fund). Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small and Medium Capitalization Companies Risk (M International Equity Fund and M Capital Appreciation Fund). The Fund may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Value Investment Risk (M International Equity Fund and M Large Cap Value Fund). Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

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PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

M International Equity Fund,

M Large Cap Growth Fund,

M Capital Appreciation Fund and

M Large Cap Value Fund

each a series of M Fund, Inc.

Managed by:
M Financial Investment Advisers

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

(888) 736-2878

IN EXCHANGE FOR

SHARES OF THE

M International Equity Fund,

M Large Cap Growth Fund,

M Capital Appreciation Fund and

M Large Cap Value Fund

each a series of Northern Lights Fund Trust II

Managed by:

M Financial Investment Advisers

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

(888) 736-2878

April 6, 2026

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
M International Equity Fund	à	M International Equity Fund

M Large Cap Growth Fund	à	M Large Cap Growth Fund

M Capital Appreciation Fund	à	M Capital Appreciation Fund

M Large Cap Value Fund	à	M Large Cap Value Fund

 This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each a “Predecessor Fund” and together the “Predecessor Funds”), each a series of M Fund, Inc. (“M Fund” or the “Target Trust”), into M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, respectively (each a “Fund” and together the “Funds”), which are each newly created series of Northern Lights Fund Trust II (“NLFT II”) (each a “Reorganization” and together the “Reorganizations”). In connection with the Reorganizations, each Predecessor Fund will transfer all of its assets to the corresponding Fund in return for shares of the Fund and the Fund’s assumption of certain of the Predecessor Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Combined Prospectus and Proxy Statement dated April 6. 2026 (the “Prospectus/Proxy Statement”), relating to the Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling 1-866-796-7178. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 6, 2026.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Funds are not available. Copies of the Funds’ Annual Report and Financial Statements and Semi-Annual Report and Financial Statements may be obtained when available, without charge, upon request by calling 1-888-736-2878 or visiting https://www.mfin.com/m-funds.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

•	the Prospectus of the Target Funds, dated May 1, 2025 (the “Target Funds Prospectus”) (File Nos. 033-95472 and 811-09082);
•	the Statement of Additional Information of the Target Funds, dated May 1, 2025 (the “Target Funds’ SAI”) (File Nos. 033-95472 and 811-09082); and
•	the Annual Report and Audited Financial Statements on Form N-CSR for the Target Funds for the fiscal year ended December 31, 2025 (the “Target Funds Annual Report”) (File No. 811-09082).

SUPPLEMENTAL FINANCIAL INFORMATION

Fee and expense information, including current fees and pro forma fees, is included by reference to the Prospectus/Proxy Statement. The Reorganization will not result in (1) a material change to the Fund’s investment portfolio due to investment restrictions, or (2) a change in accounting policies.

---------------------------------

TABLE OF CONTENTS

---------------------------------

Securities Lending	53
Portfolio Turnover	54
Code of Ethics	55
Proxy Voting Procedures	55
Anti-Money Laundering Compliance Program	56
Portfolio Holdings Information	56
Compliance With Portfolio Holdings Disclosure Procedures	58
Determination of Net Asset Value	58
Financial Statements	64
Appendix A Proxy Voting Policies	67

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The Trust

M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges.  Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Funds is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each of the Funds, other than the M Large Cap Growth Fund, is diversified. The M Large Cap Growth Fund is a non-diversified fund, which means that the Fund is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Funds have registered a single class of shares. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

M Financial Investment Advisers, Inc. (“MFIA” or the “Adviser”) serves as the investment adviser for each of the Funds. The Adviser has engaged the following sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”) to provide day-to-day portfolio management for the respective Funds:

Fund	Sub-Adviser
M International Equity Fund	Dimensional Fund Advisors LP
M Large Cap Growth Fund	Federated MDTA LLC
M Capital Appreciation Fund	Frontier Capital Management Company, LLC
M Large Cap Value Fund	Brandywine Global Investment Management, LLC

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History of the Funds. The Funds are series of the Trust, and each commenced operations on April 24, 2026. Prior to becoming a series of the Trust, the Funds were each organized as a series of M Fund, Inc., a Maryland corporation (the “Predecessor Corporation”), and were known as the M International Equity Fund (“Predecessor International Equity Fund”), M Large Cap Growth Fund (“Predecessor Large Cap Growth Fund”), M Capital Appreciation Fund (“Predecessor Capital Appreciation Fund”) and M Large Cap Value Fund (“Predecessor Large Cap Value Fund”) (collectively, the “Predecessor Funds”). The Predecessor International Equity Fund commenced operations on January 4, 1996. The Predecessor Large Cap Growth Fund commenced operations on January 4, 1996. The Predecessor Capital Appreciation Fund commenced operations on January 4, 1996. The Predecessor Large Cap Value Fund commenced operations on February 1, 2002.

Terms appearing, but not defined, in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

The Trust’s Agreement and Declaration of Trust - General

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act. The Trust is not required to and does not intend to hold annual meetings of shareholders.

The Trust’s Agreement and Declaration of Trust – Shareholder Derivative Actions

A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue.

Investment Policies, Strategies and Associated Risks

Investments

Some or all of the Funds may utilize the following investment techniques or make the following types of investments, subject to the restrictions set forth above. To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

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●	Common and Preferred Stocks
●	Foreign Government Obligations
●	Depositary Receipts
●	Short-Term Bank and Corporate Obligations
●	Real Estate Investment Trusts

Foreign Investments

Each of the Funds may invest in securities of Foreign Issuers. The M Large Cap Growth Fund may invest up to 20% of the value of its total assets in securities of Foreign Issuers and the M Capital Appreciation Fund and the M Large Cap Value Fund may invest up to 15% of the value of their total assets in securities of Foreign Issuers. The M International Equity Fund may invest in securities denominated or quoted in a currency other than the U.S. dollar (“non-dollar denominated securities”). The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in any foreign government securities.

Risks Related to Foreign Investments. Investments in the securities of Foreign Issuers, or in non-dollar denominated securities, may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Because investments in Foreign Issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there may be times when settlements may be unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Investing in non-dollar denominated securities or in the securities of Foreign Issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some Foreign Issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to

3

settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign Issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a Foreign Issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

It is also possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions against issuers in various sectors of certain foreign countries. This could limit a Fund’s investment opportunities in such countries, impairing the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. In addition, an imposition of sanctions upon such issuers could result in an immediate freeze of the issuers’ securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Further, current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact a Fund.

Europe and United Kingdom Risk. The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (“EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

As the EU may grow in size or number of members with the addition or announced candidacies of new member countries, the candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

The United Kingdom (the “U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” On December 24, 2020, negotiators representing the U.K. and the EU came to

4

a preliminary trade agreement, the EU-UK Trade and Cooperating Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and U.K,’s relationship. Despite the existence of the TCA, certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit.

Secessionist and nationalist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Foreign Currency Transactions. Because investment in Foreign Issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in Foreign Issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well and may make the return on an investment increase or decrease unrelated to the quality or performance of the investment itself. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Exchange Contracts. The M International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with settling trades. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their

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customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The M International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances. When the M International Equity Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the M International Equity Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The M International Equity Fund intends to enter into forward foreign currency exchange contracts in compliance with its policies and procedures adopted pursuant to Rule 18f-4 (the “Derivatives Rule”), as that rule is further described below in the section “Derivatives Rule”. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, the M International Equity Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While the M International Equity Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the M International Equity Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the M International Equity Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the M International Equity Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the M International Equity Fund. Such imperfect correlation may cause the M International Equity Fund to sustain losses, which may prevent it from achieving a complete hedge or expose the M International Equity Fund to risk of foreign exchange loss. Additionally, the market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the M International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the M International Equity Fund to cover its purchase or sale commitments, if any, at the current market

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price. The M International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

Investments in Depositary Receipts. Many securities of Foreign Issuers are represented by Depositary Receipts.

Subject to the restrictions set forth above, each of the Funds may invest in American Depositary Receipts (“ADRs”). ADRs represent the right to receive securities of Foreign Issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of Foreign Issuers. To the extent that a Fund acquires ADRs through banks that do not have a contractual relationship with the Foreign Issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the Foreign Issuer in a timely manner. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of Foreign Issuers, a Fund will avoid currency risks during the settlement period for purchases and sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on the NASDAQ National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many Foreign Issuers may be subject.

In addition to ADRs, the M International Equity Fund may invest in European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”), which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets. EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

Emerging Market Securities

The M International Equity Fund may invest up to 40% of its total assets, measured at the time of purchase, in emerging markets, which may include countries or regions with relatively low gross national product per capita compared to the world's major economies, countries or regions with the potential for rapid economic growth, or countries or regions at an earlier stage of development compared to the world’s major economies. With respect to the M International Equity Fund, emerging market securities include (i) securities of companies that are organized under the laws of, or maintain their principal place of business in, an emerging market country; (ii) securities for which the principal trading market is in an emerging market country; (iii) securities issued or guaranteed by the government of an emerging market country, its agencies or instrumentalities, or the central bank of such country or territory; (iv) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an

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emerging market country or have at least 50% of their assets in an emerging market country; (v) equity securities of companies in emerging market countries in the form of depositary shares; (vi) securities of pooled investment vehicles that invest primarily in securities of emerging market countries or derivative instruments that derive their value from securities of emerging market country; or (vii) securities included in the M International Equity Fund’s benchmark index.

Risks Related to Emerging Market Securities. The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there may be times when settlements may be unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on the assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement  problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery.

Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investing in Real Estate Investment Trusts (“REITs”)

The M Large Cap Growth Fund and the M Capital Appreciation Fund may invest in real estate investment trusts (“REITs”).

Risks Related to REITs. REITs, including foreign REITs and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment

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in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war or other events that destroy real property. Foreign REITs and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. For taxable years beginning January 1, 2026, individuals and certain non-corporate entities, such as partnerships, are generally eligible for a deduction for 20% of qualified REIT dividends. Related regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

Investing in Small-Capitalization Companies

All of the Funds may invest in small-capitalization companies. Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors.

Risks Related to Small-Capitalization Companies. Small capitalization companies often have limited product lines, markets or financial and managerial resources and may be dependent on one person or a few key persons for management. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers (such as those included in the S&P 500), including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of the stocks of these smaller companies are less certain growth prospects of smaller companies, a lower degree of liquidity in the markets for such stocks, and a greater sensitivity of smaller companies to changing economic conditions. The stock prices of smaller companies may fluctuate

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independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.

Recently Organized Companies and IPOs. Investments in recently organized companies and in many initial public offerings (“IPOs”) have the same risks as investments in small capitalization companies, but to a greater degree, including the risk of significant price fluctuations over short periods of time.

Liquidity Risk Management

Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the relevant Fund may increase such Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the relevant Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the Securities and Exchange Commission (the “SEC”) as the risk that a Fund could not meet requests to redeem shares issued by the relevant Fund without significant dilution of remaining investors’ interests in such Fund). The Board has designated a committee comprised of the Trust’s Administrator, the Trust’s Treasurer and the Trust’s CCO (the “LRMP Administrator”) to serve as the administrator of the Liquidity Program and the related procedures. As part of the Liquidity Program, the LRMP Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of a Fund’s investments in accordance with Rule 22e-4. Under the Liquidity Program, the LRMP Administrator assesses, manages, and periodically reviews a Fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of a Fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of a Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Liquidity Program. When a Fund’s holdings in illiquid securities exceed 15% of net assets, the LRMP Administrator will use its best efforts to remedy the situation as promptly as practicable under the circumstances. Under certain circumstances, the Funds are required to notify the SEC when a Fund’s illiquid investment holdings exceed 15%.

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Securities Lending

All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash (U.S. currency) or non-cash (U.S. Treasuries and Agencies) maintained on a current basis at an amount at least equal to the market value of the securities loaned. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. The Trust has a Securities Lending Agreement with its custodian bank, State Street Bank and Trust Company (“State Street”) pursuant to which State Street manages the securities lending on behalf of the Funds. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Trust’s Prospectus and this SAI.

Risks Related to Securities Lending. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

Derivatives Rule

The Derivatives Rule regulates the ability of a fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. Based on its derivatives usage, the M International Equity Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. As such, M International Equity Fund is required to, and has, adopted and implemented polices reasonably designed to manage its derivatives risks.

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Futures Contracts

The discussion below relates to both the M International Equity Fund itself and the Underlying Fund in which it invests.

The M International Equity Fund and the Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund or Underlying Fund. The Fund intends to enter into futures contracts in compliance with its policies and procedures adopted pursuant to the Derivatives Rule.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. The Fund or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Fund or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Fund or Underlying Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, the Fund or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures

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transactions and the costs of these transactions will affect the performance of the Fund or Underlying Fund.

When-Issued Securities, Delayed Delivery, and Forward Commitment Transactions

The M International Equity Fund and its Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis. When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued. It is possible that the securities will never be issued and the commitment cancelled. In addition, the Fund and the Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Fund or Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time. The Fund and Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Fund or Underlying Fund enters into a when-issued, delayed delivery, to-be-announced or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date. In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price the Fund or Underlying Fund committed to pay or receive for the security. The Fund or Underlying Fund will lose money if the value of a purchased security falls below the purchase price and the Fund or Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

When entering into a commitment to purchase a security on a when-issued, delayed delivery, to-be-announced or forward commitment basis, the Fund or Underlying Fund will comply with the Derivatives Rule. Under the Derivatives Rule, transactions made on a when-issued, delayed delivery, to-be-announced or forward commitment basis will not be deemed to involve a “senior security” so long as the Fund intends to physically settle the transaction within 35 days of the trade date.

Exchange Traded Funds

The M International Equity Fund and the Underlying Fund may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs may be actively managed based on a particular strategy or passively managed to track or replicate a particular index. The ETFs in which the Funds invest are passively managed. The risks and costs of investing in ETFs are comparable to investing in a publicly traded company. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors in passive ETFs. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Other Investment Companies

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Each Fund (except the M International Equity Fund) may invest up to 10% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). Each Fund (except the M International Equity Fund) may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or (ii) the investment of securities lending collateral. Subject to certain conditions, as described in Rule 12d1-4, such as entering into a fund of funds investment agreement, the Funds may exceed the percentage limits enumerated above.

Subject to certain limitations under the 1940 Act, the M International Equity Fund may invest up to 100% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies (although it is anticipated that such investments will not generally exceed 50% of the value of its total assets under normal circumstances). Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests, in addition to the management fees paid by such Fund.

Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities law.

Risks Related to Investments in Other Investment Companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Commodity Pool Operator Exemption

The Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. The Adviser has claimed an exclusion from registration as a “commodity pool operator” with respect to its service as investment adviser to the Funds pursuant to a claim for exclusion filed with the National Futures Association with respect to each Fund under CFTC Rule 4.5, as of the date of this SAI. The Funds intend to limit their investments in commodity interests so as to remain exempt commodity pools.

Cybersecurity

Risks Related to Cybersecurity. Intentional cybersecurity breaches of the Funds could include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition,

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unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, litigation expenses, reputational damage, additional compliance costs, or significant financial loss. Work from home arrangements by the Funds, the Adviser, the Sub-Advisers or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Adviser, the Sub-Adviser or their service providers susceptible to operational disruptions. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Economic and Market Events

Risks Related to Economic and Market Events. Economic events historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included bankruptcies, corporate restructurings, and similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; bank failures; social, political, and economic instability in Europe and other countries; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; China’s economic slowdown; and regional armed conflict, such as the war between Russia and Ukraine and the war between Israel and Hamas. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

To combat rising inflation, the Fed increased the Federal Funds interest rate several times in 2022 and 2023; however, the Fed decreased the Federal Funds interest rate in 2024, and the future of interest rates remains uncertain. As a result, risks associated with fluctuating interest rate environments have been, and continue to be, magnified in the current economic environment. It is difficult to accurately predict the pace at which the Fed may change interest rates, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. As a result, a Fund may experience high redemptions and increased

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portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

In addition, as the Fed adjusts the target Federal Funds Rate, any such changes , among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on a Fund.

Political turmoil within the U.S. and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and also has recently imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.

There is a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce the Fund’s performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time (deflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Historically, securities issued in emerging and frontier markets have been subject to a greater risk of  inflationary or deflationary forces, and more developed markets have been better able to use monetary policy to normalize markets.

Risks Related to Russia’s Invasion of Ukraine. In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and EU issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the EU to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and

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certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on Fund performance and the value and liquidity of an investment in the Fund, particularly with respect to Russian exposure.

Israel-Hamas Conflict Risk. Beginning in October 2023, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent and duration of any market disruptions are impossible to predict but could be substantial.

China Investments Risk. There are special risks associated with investments in China, Hong Kong and Taiwan. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a

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highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally. The Chinese economy is also vulnerable to the long-running disagreements with Hong Kong related to integration.

Investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting. A contributor to such lack of information are restrictions on the Public Company Accounting Oversight Board’s (“PCAOB”) ability to inspect audit work and practices of PCAOB-registered public accounting firms in China and the PCAOB’s ability to inspect audit work with respect to China-based Issuer audits by PCAOB-registered public accounting firms in Hong Kong. In December 2020, the US Congress passed the Holding Foreign Companies Accountable Act ("HFCAA"). The HFCAA provides that after three consecutive years of determinations by the PCAOB that positions taken by authorities in China obstructed the PCAOB's ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People's Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund's ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

A Fund investing in China A shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Fund’s ability to invest in China A shares through the Stock Connect program. Trading through Stock Connect may require pre validation of cash or securities prior to acceptance of orders. This requirement may limit a Fund’s ability to dispose of its A shares purchased through Stock Connect in a timely manner.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A shares. Therefore, a Fund’s investments in Stock Connect China A shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A shares may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund’s performance.

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Changes in the operation of the Stock Connect program may restrict or otherwise affect a Fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A shares market or rules in relation to Stock Connect may affect China A share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. An investment in China A Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. Investments involving a VIE structure may pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Fund’s returns and net asset value.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which a Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater

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governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Large Capitalization Companies

Risks Related to Large Capitalization Companies. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sectors

Risks Related to Consumer Discretionary Sector. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

Risks Related to Energy Sector. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for the companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which a Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by

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natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Risks Related to Financials Sector. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates.

Risks Related to Health Care Sector. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Risks Related to Industrials Sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and

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can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services.

Risks Related to Technology Sector. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins.

Technology companies may have limited product lines, markets, financial resources and/or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

FUNDAMENTAL INVESTMENT LIMITATIONS

Fundamental Restrictions

The following investment restrictions have been adopted by the Trust as fundamental policies for the Funds. A fundamental policy is one that cannot be changed without the affirmative vote of “a majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) attributable to that Fund. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed by the Board of Trustees without shareholder approval. See “Investment Objectives and Policies” in the Trust’s Prospectus. For purposes of the 1940 Act, “a majority of the outstanding voting securities” means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

None of the Funds may:

1.            Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

2.            Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

3.            Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

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4.            Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

5.            Invest in commodities.

6.            Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

7.            Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

8.            Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

9.            Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

10.          Sell securities short or maintain a short position including short sales against the box.

11.          Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.

Fund Specific Restrictions

12.          None of the M International Equity Fund, M Capital Appreciation Fund, or M Large Cap Value Fund may as to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Non-Fundamental Restrictions

In addition to the fundamental investment restrictions mentioned above, the Board of Trustees has adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Board of Trustees, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Trustees without prior notice to or approval of shareholders.

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None of the Funds may:

1.            Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

2.            Write call or put options (except for the M International Equity Fund).

3.            Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

4.            Purchase variable or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

5.            Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P Global Ratings’, a business unit of Standard & Poor’s Financial Services LLC (“S&P”) or Moody's (i.e., ratings of BB or lower by S&P or Ba or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

6.            Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

7.            Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

8.            Invest in options or futures (except for the M International Equity Fund).

9.            Invest in when-issued securities (or delayed-delivery or forward commitment contracts) (except for the M International Equity Fund).

10.          Invest in interest-only (“IO”) or principal only (“PO”) securities. However, this does not preclude investments in zero coupon bonds.

Fund-Specific Restrictions:

11.          The M International Equity Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

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12.          The M Large Cap Growth Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in U.S. large-cap equity securities, including, but not limited to, common stocks, preferred stocks and American Depositary Receipts. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

13.          The M Large Cap Value Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in the large capitalization segment of the U.S. stock market, including equity securities of U.S. issuers. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

14.          The M International Equity Fund and the M Large Cap Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States), if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable. The M Capital Appreciation Fund and the M Large Cap Value Fund may not purchase illiquid securities.

15.          The M International Equity Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund may not purchase restricted securities (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities. The M Large Cap Growth Fund may not invest in restricted securities.

16.          The M Large Cap Growth Fund may invest no more than 20% of the value of its total assets in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange or (ii) are listed on a U.S. exchange or over-the counter as a sponsored or unsponsored American Depositary Receipt (“Foreign Issuers”).

17.          The M Capital Appreciation Fund and the M Large Cap Value Fund may invest no more than 15% of the value of their total assets in Foreign Issuers.

18.          The M International Equity Fund may invest no more than 40% of the value of its total assets in emerging markets (including no more than 5% of its net asset value in Brady Bonds), calculated at the time of purchase.

19.          The M Large Cap Growth Fund, the M Capital Appreciation Fund, and the M Large Cap Value Fund may invest no more than 5% of their net asset value in Brady Bonds.

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20.          The M International Equity Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 10% of the value of its total assets would be invested in warrants or rights, and the Fund may not invest more than 5% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the NYSE American. The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the NYSE American.

21.          Under normal circumstances, the M International Equity Fund, the M Large Cap Growth Fund, and the M Large Cap Value Fund will not enter into forward foreign currency exchange contracts with respect to more than 5% of their assets.

Interpretive Rules

For purposes of the foregoing fundamental and non-fundamental restrictions, any restriction will be deemed to be violated to the extent an acquisition, encumbrance or sale of securities or assets of, or borrowings by, a Fund causes the Fund to exceed or fall short of the stated limitations. Market fluctuations that cause a Fund to exceed or fall short of a stated limitation (except with respect to borrowings) will not be deemed to cause the Fund to violate a restriction. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

Temporary Defensive Positions

Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may invest all or a substantial portion of its assets in U.S. and Foreign Government securities, money market funds, securities, debt instruments, futures or options on futures, or cash. During these times, a Fund may not achieve its investment goals.

Management of the Fund

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board monitors the level and quality of services, including commitments of service providers and the performance of each Fund’s Adviser. The Board of Trustees establishes policies for the operation of the Funds and to assure the Funds’ compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest, and appoints the officers who conduct the daily business of the Funds. The Board evaluates the services

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received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, distribution and marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.   The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) setting the agendas for board meetings and (d) ensuring board members are provided necessary materials in advance of each board meeting.  The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, each of its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills. The Board of Trustees reviews its leadership structure regularly on at least an annual basis. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

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Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is effectively maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and oversees the Trust’s service providers’ adherence to the Trust’s policies and procedures.

Investment advisers managing the Trust’s series report to the Trust’s CCO and the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the CCO and the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO conducts on-going and continuous compliance testing and presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over twenty-three years of experience in the investment management and brokerage business including a focus in compliance, legal and regulatory oversight and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, and since December 2022 has been the President of TTS Associates, Inc., each a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc., and also serves as a Trustee, the Chairman of the Valuation Committee, and a Member of the Audit Committee of the Wildermuth Endowment Fund, a registered closed-end fund operating as an interval fund. Keith Rhoades held various accounting roles at Union Pacific Railroad, including Senior

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Director of General Ledger/Financial Research. Randy Skalla has more than 20 years of investment management experience including serving as President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 Mr. Skalla was a member of the Orizon Investment Counsel Board. The Trust does not believe that any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee, Compensation Committee and the Nominating Committee (“Standing Board Committees”). Inclusion of all Independent Trustees as members of all three of the Standing Board Committees allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	4	NONE
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010); President of TTS Associates, Inc., (since December 2022) (each a financial services firm).	4	Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV; Director, Aquila Distributors

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Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	4	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	4	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	4	NONE

Officers

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Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin Wolf 1969	President since January 2013	Executive Vice President, Head of Client Strategies (since 2025); Executive Vice President, Head of Fund Administration and Product of Ultimus Fund Solutions, LLC (2020-April 2025); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019).	N/A	N/A
Kent Barnes 1968	Secretary since April 2024	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (since November 2023); Vice President, U.S. Bancorp Fund Services, LLC (November 2018 to November 2023).	N/A	N/A
Erik Naviloff 1968	Treasurer since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2012).	N/A	N/A
Emile Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A
Jared Lahman1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (January 2014 to December 2018).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

**As of December 31, 2025, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund and not to any other series of the Trust. Each Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series not included in the Fund Complex.

Other Committees of the Trust

All actions taken by a committee of the Board are recorded and/or reported to the full Board at its next meeting following such actions.

Audit Committee. The Board has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually. During the fiscal year ended December 31, 2025, the Audit Committee met ten times.

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Nominating Committee. The Board has a Nominating Committee, which is comprised of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the Independent Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the Independent Trustees. The Compensation Committee will generally meet annually.

Trustee Compensation

Each Trustee receives a quarterly fee of $22,500 (the “Trustee Fee”) paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee is also reimbursed for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman receives an additional quarterly fee of $4,250 and the Chairman of the Trust receives an additional quarterly fee of $5,600. For special in-person meetings, each Trustee receives a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which, in those cases where the special in-person meeting is requested by a Fund adviser, the fee is generally paid by the requesting adviser. In the interest of recruiting and retaining Trustees of high quality, the Board periodically reviews compensation and may modify it as the Board deems appropriate. None of the executive officers will receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Funds during the fiscal period ending December 31, 2026. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$3,000	$3,000	$3,000	$3,000	$12,000
Anthony Lewis	$3,000	$3,000	$3,000	$3,000	$12,000
Keith Rhoades*	$3,567	$3,567	$3,567	$3,567	$14,267
Randy Skalla	$3,000	$3,000	$3,000	$3,000	$12,000
Brian Nielsen**	$3,747	$3,747	$3,747	$3,747	$14,987

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Mr. Nielsen serves as Chairman of the Board of Trustees.

*** There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and

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M Large Cap Value Fund, and not to any other series of the Trust. For the fiscal year ended December 31, 2025, aggregate Independent Trustees’ fees were $482, 550.

Management and Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds and other series of the Trust as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Thomas T. Sarkany	None	None	None	None	None
Anthony Lewis	None	None	None	None	None
Keith Rhoades	None	None	None	None	None
Randal Skalla	None	None	None	None	None
Brian Nielsen	None	None	None	None	None

As of December 31, 2025, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares and the Fund Complex’s outstanding shares.

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Control Persons and Principal Shareholders

Shares of the Funds will be owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. Persons or companies owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other stockholders. As of December 31, 2025, John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds reflected below:

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
John Hancock Variable Life Insurance Co.	39.76	47.02	49.29	47.85
Pacific Life Insurance Co.	46.13	38.50	37.85	39.17

As of December 31, 2025, there were no principal shareholders of record or known by the Funds to own beneficially 5% or more of a Fund’s outstanding equity securities.

The addresses of each control person or beneficial owner of the Funds’ shares are as follows:

John Hancock Variable Life Insurance Company, 601 Congress Street, Boston, MA 02110

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

Investment Adviser

Investment Adviser

MFIA is the investment adviser of the Trust and its Funds. Robert Olson serves as President of the Adviser, James R. Nash serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Adviser, Hannah Hasbrook serves as Secretary of the Adviser.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Funds and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Clients should be aware that these direct and indirect compensation

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arrangements may create economic incentives, which could influence recommendations for particular financial products or services (including the Funds). These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and (iii) products or services that provide revenue, including override commissions or potential reinsurance profits, to M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not provide revenue to M Financial Group.

The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers. In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

Investment Advisory Agreement

The Adviser has entered into an investment advisory agreement with the Trust under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Trust’s Board of Trustees, for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers. The Adviser, on behalf of the Trust, has entered into sub-advisory agreements with (i) Dimensional Fund Advisors LP, with respect to the M International Equity Fund, (ii) Federated MDTA LLC, with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the M Capital Appreciation Fund and (iv) Brandywine Global Investment Management, LLC with respect to the M Large Cap Value Fund.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of each Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to each Fund and, as such shall (directly or through a sub-adviser)  (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by each Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

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The Adviser also provides each Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, with respect to the Funds at a meeting held on January 21. 2026.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of each Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Sub-Advisers, however, provide the day-to-day portfolio management for the respective Funds.

After an initial two year term, the investment advisory agreement and sub-advisory agreements (each an “Agreement”) will remain in effect from year to year, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Trustees, and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically if assigned (as defined in the 1940 Act). Each Agreement is also terminable without penalty (a) as to any Fund at any time by the Board of Trustees or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund; (b) by the Adviser on not more than 60 days’ nor less than 30 days' written notice; or (c) by the Sub-Adviser on 90 days’ notice.

As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Advisory Fee
M International Equity Fund	0.15% on all assets plus (and only with respect to Fund
assets which are not invested in a mutual fund that is
advised by the Fund’s sub-adviser):
0.25% on the first $100 million
0.20% on amounts thereafter
M Large Cap Growth Fund	0.45% of first $100 million 0.40% on amounts thereafter
M Capital Appreciation Fund	0.85% of the first $125 million 0.75% on the amounts thereafter
M Large Cap Value Fund	0.43%
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For the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively, the Predecessor Funds incurred the following amounts as investment advisory fees payable to the Adviser:

Fund	2025	2024	2023
Predecessor M International Equity Fund	$805,023	$763,289	$692,788
Predecessor M Large Cap Growth Fund	$1,353,583*	$1,590,634	$1,280,388
Predecessor M Capital Appreciation Fund	$1,809,860	$1,904,141	$1,700,930
Predecessor M Large Cap Value Fund	$700,584	$633,999	$564,917

 *Sub-adviser to the Fund changed on May 1, 2025

Expenses of the Trust

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Operating Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and pay the expenses (excluding front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, Acquiring Fund Fees and Expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) of each Fund in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for such Fund to the amounts shown in the table below:

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Fund	Expense Cap (% of Average Net Assets)
M International Equity Fund	0.54%
M Large Cap Growth Fund	0.59%
M Capital Appreciation Fund	0.99%
M Large Cap Value Fund	0.61%

The expense caps for the Funds are contractual and will be in place at least through September 30, 2028. It is currently anticipated that the Total Annual Fund Operating Expenses for each Fund will be below its applicable expense cap.

Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the respective Fund, if requested by the Adviser, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such period (taking into account any reimbursements) does not exceed the lesser of the expense cap in place at the time of waiver or at the time of reimbursement. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the NLFT II Board.

Sub-Advisers

The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“Dimensional”), Sub-Adviser to the M International Equity Fund, is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

As of December 31, 2025, the following members of the Dimensional investment team were responsible for advising the following types of accounts:

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	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)

Jed S. Fogdall	130	$656,178	29	$40,414	1,938	$41,346
Mary T. Phillips. CFA	48	$180,965	8	$14,701	0	$0
William B. Collins-Dean, CFA	25	$138,115	7	$12,938	7	$3,348

As of December 31, 2025, the following members of the Dimensional investment team managed the following types of accounts for which an advisory fee based on the account’s performance is earned:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)

Jed S. Fogdall	0	$0	1	$195	4	$1,303
Mary T. Phillips. CFA	0	$0	0	$0	0	$0
William B. Collins-Dean, CFA	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the M International Equity Fund and one or more other accounts. Other accounts include registered mutual funds (other than the M International Equity Fund) and ETFs, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (each an “Account” and collectively, “Accounts”). An Account may have similar investment objectives to the M International Equity Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the M International Equity Fund. Actual or apparent conflicts of interest include:

●	Time Management. The management of the M International Equity Fund and/or multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the M International Equity Fund and/or Account. The Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the M International Equity Fund.

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●	Investment Opportunities. It is possible that at times identical securities will be held by the M International Equity Fund and one or more Account. However, positions in the same security may vary and the length of time that the M International Equity Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the M International Equity Fund and one or more Account, the M International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the M International Equity Fund and all Accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across the M International Equity Fund and Accounts.

●	Broker Selection. With respect to securities transactions for the M International Equity Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser or its affiliates may place separate, non-simultaneous, transactions for the M International Equity Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the M International Equity Fund or the Account.

●	Performance-Based Fees. For some Accounts, the Sub-Adviser may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Sub-Adviser with regard to Accounts where the Sub-Adviser is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Sub-Adviser might share in investment gains.

●	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Sub-Adviser has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Sub-Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the M International Equity Fund or other accounts that the portfolio managers manage. The Sub-Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

●	Base salary. Each portfolio manager is paid a base salary. The Sub-Adviser considers the factors described above to determine each portfolio manager’s base salary.

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●	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Sub-Adviser, as determined from time to time by the Board of Trustees of the Sub-Adviser or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Sub-Adviser’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

As of December 31, 2025, none of the members of the Dimensional investment team beneficially owned any shares of the M International Equity Fund.

Federated MDTA LLC

Federated MDTA LLC (“Federated”), Sub-Adviser to the M Large Cap Growth Fund, is located at 125 High Street, Oliver Tower, 21st floor, Boston Massachusetts 02110.

As of December 31, 2025, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)

Frederick L. Konopka, CFA	17	$22,568	5	$1,765	163	$6,112
John Paul Lewicke	17	$22,568	5	$1,765	163	$6,112
Daniel J. Mahr, CFA	17	$22,568	5	$1,765	163	$6,112
Damien Zhang, CFA	17	$22,568	5	$1,765	163	$6,112

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the investments of the M Large Cap Growth Fund, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the M Large Cap Growth Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the M Large Cap Growth Fund. Alternatively, to the extent that the same investment opportunities might

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be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the M Large Cap Growth Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute M Large Cap Growth Fund portfolio trades and/or specific uses of commissions from M Large Cap Growth Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the M Large Cap Growth Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Daniel J. Mahr, Damien Zhang, Frederick L. Konopka, and John Paul Lewicke are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (“IPP”) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and/or five calendar year pre-tax gross total return basis versus the representative performance index (Russell 1000® Growth Index) and versus the M Large Cap Growth Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

The allocation or weighting given to the performance of the M Large Cap Growth Fund or other accounts for which the portfolio manager is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically).

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Daniel J. Mahr, Damien Zhang, Frederick L. Konopka and John Paul Lewicke may be awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As of February 28, 2025, none of the members of the Federated investment team beneficially owned any shares of the M Large Cap Growth Fund.

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Frontier Capital Management Company, LLC

Frontier Capital Management Company LLC (“Frontier”), Sub-Adviser to the M Capital Appreciation Fund, is located at 99 Summer Street, Boston, Massachusetts 02110. Frontier is 22% owned by active Frontier employees and 78% is indirectly owned by Affiliated Managers Group, Inc. (“AMG”), an asset management holding company located at 777 South Flagler Drive, West Palm Beach, FL 33401. As of December 31, 2025, AMG had 39 advisory affiliates that collectively manage approximately $708 billion in assets.

As of December 31, 2025, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)

Andrew B. Bennett, CFA	1*	$242	1	$109	10	$1,397
Peter G. Kuechle	1*	$242	1	$109	10	$1,397

*M Capital Appreciation Fund

As of December 31, 2025, Mr. Bennett and Mr. Kuechle did not manage any accounts for which the advisory fee was based on performance.

Conflicts of Interest

In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., capital appreciation) with similar objectives are

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managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

As of December 31, 2025, Mr. Bennett and Mr. Kuechle did not beneficially own any shares of the M Capital Appreciation Fund.

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC (“Brandywine”), Sub-Adviser to the M Large Cap Value Fund, is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine is a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a holding company with subsidiaries operating under its Franklin Templeton and/or subsidiary brand names, located at One Franklin Parkway, San Mateo, CA 94403. As of December 31, 2025, Franklin Resources had 303 advisory affiliates that collectively manage approximately $ 1,682.2 billion in assets.

As of December 31, 2025, each portfolio manager is responsible for advising the following types of accounts:

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	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)

Joseph J. Kirby	6	$6,209	3	$68	1	$7
Henry F. Otto	8	$7,032	7	$311	31*	$2,534*
Steven M. Tonkovich	8	$7,032	7	$311	31*	$2,534*

*Two of these accounts, which have a combined market value of $ 1,594 million, are subject to a performance-based advisory fee.

Brandywine utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of the accounts listed in each category.

Conflicts of Interest

Brandywine maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Brandywine has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/ country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. Brandywine and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other

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portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager.

To manage conflicts that may arise from management of portfolios with performance-based fees, Brandywine has developed trade allocation procedures as described above and Brandywine periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.

Personal Account Trading. Brandywine may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between Brandywine and its client, employee trading is monitored under the Code of Ethics (the “Brandywine Code”). The Brandywine Code includes policies and procedures (a) restricting personal trading, (b) requiring the pre-clearance of most types of personal securities transactions, (c) requiring the reporting to Brandywine of all required personal securities holdings and transactions, and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities.

Brandywine and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by Brandywine. This may result in a potential conflict of interest since Brandywine employees have knowledge of such funds’ investment holdings, which is non-public information.

Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Brandywine is involved are subject to Brandywine’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services

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obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.

Compensation

All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the portfolio managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Brandywine believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

As of December 31, 2025, Henry F. Otto, Steven M. Tonkovich, and Joseph J. Kirby did not beneficially own any shares of the M Large Cap Value Fund.

Sub-Advisory Fees

As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Sub-Advisory Fee
M International Equity Fund*	0.25% on the first $100 million 0.20% on amounts thereafter
M Large Cap Growth Fund	0.30% on the first $100 million 0.25% on amounts thereafter
M Capital Appreciation Fund	0.70% on the first $125 million 0.60% on amounts thereafter
M Large Cap Value Fund	0.28%

* The Sub-Adviser shall not receive any sub-advisory fee for its sub-advisory services to the M International Equity Fund with respect to assets of the M International Equity Fund invested in any other mutual fund advised by the Sub-Adviser, nor shall such assets count towards the application of the $100 million breakpoint. The Sub-Adviser and the Adviser acknowledge that, as a shareholder of any mutual fund advised by the Sub-Adviser, the M International Equity Fund will be subject to the fees of that fund as outlined in such fund’s currently effective registration statement.

Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus and above. For the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees with respect to the Predecessor Funds:

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Sub-Adviser	2025	2024	2023
Dimensional	$409,151	$393,860	$363,050
DSM*	$381,878	$1,177,280	$951,645
Federated*	$536,178	-	-
Frontier	$1,472,888	$1,548,313	$1,392,379
Brandywine	$456,194	$412,836	$367,853

 *Federated replaced DSM as the sub-adviser for the M Large Cap Growth Fund on May 1, 2025

Change of Sub-Advisers

The Predecessor Corporation and the Adviser received an exemptive order from the SEC that permits the Adviser to amend existing sub-advisory agreements, with the approval of the Trust’s Board of Trustees. The exemption also permits the Adviser to enter into new sub-advisory agreements with Sub-Advisers that are not affiliated with the Adviser when approved by the Trust’s Board of Trustees without shareholder approval, subject to limitations on fee rate increases. Shareholders of the Funds will be notified of any Sub-Adviser changes within 90 days of such change.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Ultimus Fund Solutions, LLC (“UFS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may provide persons to serve as officers of the Fund Such officers may be directors, officers or employees of UFS or its affiliates.

The Administration Service Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Under the Administration Service Agreement, UFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays the Administrator for any out-of-pocket expenses.

Fund Accounting

UFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Transfer Agent

UFS, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

State Street Bank and Trust Company, 1 Congress Street, Boston, MA, 02114 (the “Custodian”), serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody

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Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Sub-Advisers. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

Legal Counsel

Vedder Price P.C., 1401 New York Avenue NW, Washington, D.C. 20005, serves as counsel to the Trust.

Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA, 19103, serves as the independent registered public accounting firm of the Funds.

Distributor

M Holdings Securities, Inc. acts as the distributor (the “Distributor”) for each of the Funds pursuant to a distribution agreement with the Trust (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due to the Distributor for these services. The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The principal executive offices of the Distributor are in the same offices as the Adviser located at M Financial Plaza, Portland, OR. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934; as an investment adviser under the Investment Advisers Act of 1940; and is a member of the Financial Industry Regulatory Authority.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Transactions and Brokerage Allocation

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The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Sub-Advisers may consider such factors as (1) the market impact of a trade, (2) the execution capabilities of the broker or dealer, (3) the size of the transaction, (4) the difficulty of executing the transaction, (5) the operational facilities of the broker or dealer, and (6) the risk to the broker or dealer of positioning a block of securities. In addition, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The

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allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

The Predecessor Funds paid the following brokerage commissions for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively:

Fund	2025	2024	2023
Predecessor M International Equity Fund	$20,865	$28,107	$20,383
Predecessor M Large Cap Growth Fund*	$66,502	$52,083	$45,592
Predecessor M Capital Appreciation Fund	$157,026	$147,884	$118,887
Predecessor M Large Cap Value Fund	$40,471	$32,949	$36,009

*Sub-adviser to the M Large Cap Growth Fund changed on May 1, 2025

As of December 31, 2025, the Predecessor Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act as follows:

Value
Predecessor M International Equity Fund
Nomura Holdings Inc.	$165,170
BNP Paribas	$273,222
ABN Amro Clearing Bank N.V	$50,359
Predecessor M Large Cap Growth Fund
None	$0

Predecessor M Capital Appreciation Fund
None	$0

Predecessor M Large Cap Value Fund
Goldman Sachs Group	$2,519,528
JP Morgan Chase & Co.	$8,989,125

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) and non-cash (U.S. Treasuries and Agencies) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the

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calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and cash collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Code.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which was paid to the Fund, 30% of which was paid to the custodian as securities lending agent. Beginning February 1, 2024, 75% is paid to the Fund and 25% is paid to the custodian as securities lending agent.

The table below sets forth, for the Predecessor Funds’ most recently completed fiscal year, each Predecessor Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Predecessor Fund for securities lending activities, and the net income earned by the Predecessor Fund for securities lending activities.

Security/Strategy	Predecessor International Equity Fund	Predecessor Large Cap Growth Fund	Predecessor Capital Appreciation Fund	Predecessor Large Cap Value Fund
Gross income from securities lending activities:	$165,164	$1,053	$118,140	$3,731
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split:	$14,304	$266	$11,778	$253
Fees paid for any cash collateral management service that are not included in the revenue split:	$1,004	$1	$774	$25
Administrative fees not included in revenue split:	-	-	-	-
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Indemnification fee not included in revenue split:	-	-	-	-
Rebates (paid to borrower):	$116,302	$163	$78,088	$2,861
Other Fees not included in revenue split:	-	-	-	-
Aggregate fees/compensation for securities lending activities:	$131,610	$430	$90,641	$3,139
Net income from securities lending activities:	$33,554	$622	$27,499	$592

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37%) and could increase brokerage commission costs. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of a Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

For each of the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, the portfolio turnover rates for the Predecessor Funds were as follows:

Fund	2025 Portfolio Turnover Rate	2024 Portfolio Turnover Rate	2023 Portfolio Turnover Rate
Predecessor M International Equity Fund	10%	21%	23%
Predecessor M Large Cap Growth Fund	110%*	41%	32%
Predecessor M Capital Appreciation Fund	46%	36%	31%
Predecessor M Large Cap Value Fund	58%	48%	48%

*The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund’s sub-adviser.

Code of Ethics

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The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser in turn has delegated proxy voting responsibility to the Funds’ sub-advisers. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities.

A copy of each Sub-Adviser’s Proxy Voting Policy for its applicable Fund is attached hereto as Appendix A.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

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The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders sixty days after the end of the fiscal year and semi-annual period.  In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-PORT sixty days after the end of each quarter/semi-annual period. Further, the top ten portfolio holdings are generally made available to Morningstar within ten days of the end of each calendar quarter and remain available until new information for the next calendar quarter is posted. Each Fund will also disclose a complete list of its portfolio holdings as of the end of each quarter on its website at www.mfin.com/m-funds. The Funds intend to post the holdings around the fifth business day of the succeeding quarter.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Advisers.  Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Funds’ portfolio holdings since that information is necessary in order for the Adviser and the Sub-Advisers to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC.  Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides compliance services to the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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State Street Bank and Trust Company. State Street Bank and Trust Company is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Vedder Price P.C.  Vedder Price P.C. is counsel to the Trust; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Blank Rome, LLP. Blank Rome, LLP is counsel to the Independent Trustees.

Other Service Providers. Other service providers to the Funds, such as proxy voting services and middle office service providers, may have full daily access to each Funds’ portfolio holdings because this information is necessary for such service providers to perform their contracted services to the Funds.

Broker-Dealers. Portfolio managers may also release and discuss portfolio holdings with various broker-dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. Occasionally, certain broker-dealers may also receive information regarding a Fund’s portfolio holdings to help portfolio managers determine such Fund’s portfolio management and trading strategies. Such disclosure would only be made subject to a written confidentiality agreement that prohibits releasing the information or trading based upon the information.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

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There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Share Price,” the net asset value (“NAV”) of the Funds’ shares, by class, is determined by dividing the total value of each Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund, by class.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale

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price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when the Funds’ shares are not priced, the value of securities held by the Funds can change on days when the Funds’ shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, the Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Federal Tax Status of the Funds

The following discussion of the U.S. federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this Statement of Additional

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Information. Tax law is subject to change by legislative, administrative or judicial action, potentially with retroactive effect.

Qualification as Regulated Investment Company

Each Fund is treated as a separate corporation for U.S. federal income tax purposes. The Trust has caused each Fund to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code and intends for each Fund to qualify for taxation as a RIC each year. If a Fund: (1) continues to qualify as a RIC, and (2) timely distributes to its shareholders an amount that equals or exceeds the sum of (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains in excess of realized net long-term capital losses) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) that it timely distributes to shareholders (or is treated as having distributed to shareholders). The Trust expects that each Fund will satisfy these requirements, and each Fund generally will endeavor to timely distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not be subject to U.S. federal income tax at corporate rates on its earnings.

A Fund must meet several requirements to maintain its status as a RIC. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, net income from a qualified publicly traded partnership, and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Funds’ taxable year, (a) at least 50% of the value of the Funds’ total assets must consist of cash, cash items, securities of other RICs, U.S. Government securities and other securities (if such other securities of any one issuer do not represent more than 5% of the value of the Funds’ assets and do not represent more than 10% of the outstanding voting securities of the issuer), and (b) the Fund must not invest more than 25% of its total assets in (i) the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), (ii) the securities of any two or more issuers that are controlled by the Fund that are engaged in the same or similar trades or businesses or related trades or businesses (other than securities of other RICs), or (iii) the securities of one or more qualified publicly traded partnerships.

Distributions to Avoid Federal Excise Tax

A RIC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes, in a timely manner, an amount at least equal to the sum of (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income that it recognized in preceding years, but was not distributed during such years, and on which no U.S. federal income tax was paid (the “excise tax avoidance requirements”). However, the excise tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts

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or certain qualified trusts. For purposes of making such a determination, parties that contributed in aggregate $250,000 or less in seed money to the Fund are not taken into account. In order to avoid this nondeductible U.S. federal excise tax, the Trust intends that each of the Funds will qualify for this exception each year or will make sufficient distributions to satisfy the excise tax avoidance requirements each year.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in shares of a RIC registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such RIC satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code) or the regulations issued thereunder, a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying RIC) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

●	No more than 55% of a Fund’s total assets may be represented by any one investment
●	No more than 70% of a Fund’s total assets may be represented by any two investments
●	No more than 80% of a Fund’s total assets may be represented by any three investments
●	No more than 90% of a Fund’s total assets may be represented by any four investments

 Section 817(h) provides, as a safe harbor, that a separate account (or underlying RIC) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other RICs. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable life insurance contracts and variable

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annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Funds’ Advisers and Sub-Advisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Funds’ Adviser and Sub-Advisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of Foreign Issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

A Fund may purchase shares in a passive foreign investment company (“PFIC”). In such event, the Fund may be subject to U.S. federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by the Fund to its shareholders. If the Fund elects to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may elect mark-to-market treatment for a PFIC; in this case, the Fund will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in the Funds’ income. Under either election, the Fund may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and the Fund may have to use cash from other sources to distribute such income to satisfy the 90% distribution requirement and avoid the 4% excise tax described above, if applicable.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency options contracts, foreign currency forward contracts, foreign currencies, or payables or receivables

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denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a RIC, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (this is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a RIC, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The U.S. federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Certain Fund Distributions

A Fund that receives dividend income from U.S. sources may annually report certain amounts of its dividends paid as eligible for the dividends received deduction, and a Fund that incurs foreign taxes may be eligible to elect to pass through allowable foreign tax credits. The benefits, which may be potentially material, of these reports and elections will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

Investor Taxation

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Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund Shares until amounts are withdrawn from their contracts. For information concerning the U.S. federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Vedder Price P.C. has expressed no opinion in respect thereof.

Financial Statements

Cohen & Company, Ltd. acts as the Funds’ independent registered public accounting firm and served as the Predecessor Funds’ independent registered public accounting firm for the fiscal years December 31, 2023 and after. Fiscal years prior to December 31, 2023 were audited by the Predecessor Funds' previous independent registered public accounting firm. The 2025 Financial Statements for the Predecessor Funds, which are contained in the Predecessor Funds’ financial statements in Form N-CSR, are incorporated by reference in this SAI.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including exhibits, may be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

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Appendix A

PROXY VOTING POLICIES

1

Effective Date: October 29, 2025

CONFIDENTIAL AND
PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.11 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc.,

1 If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.

2

Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”) and includes three implementations, one standard implementation, one for the portfolios and accounts that incorporate social considerations in their investment guidelines, and one for the portfolios and accounts that incorporate sustainability considerations in their investment guidelines. A separate account client may select one of the three implementations to be used for their account or, in certain circumstances, individualize their proxy voting guidelines. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

A client’s investment strategy or instructions can impact voting determinations and/or engagement efforts. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider sustainability issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or sustainability issues into account when voting proxies for portfolios and accounts that do not incorporate social or sustainability considerations in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders

The foregoing differences may result in voting differently for some clients than others. Similarly, the Advisors may engage with a portfolio company differently depending on the relevant client(s)’ investment strategy and the subject(s) of the relevant engagement.

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Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:

(i)	periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii)	onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;
(iii)	a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;
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(iv)	a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;
(v)	a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;
(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)	in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and
(viii)	an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the

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Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the client, and any particular investment or voting guidelines of specific funds or accounts. When voting (or electing to refrain from voting) proxies for clients, subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. Irrespective of the foregoing, an Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

Determining Whether to Vote Proxies

In some cases, an Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Adviser anticipates that the costs to the client’s account of voting could exceed the expected benefits of voting. In making this assessment, each Advisor applies a general cost formula test for each account, assessing generally anticipated voting costs (e.g., custodian and Proxy Advisor Firm costs for voting) on a country-by-country basis against the Advisor’s assumptions regarding the aggregate financial value of voting.2 Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies, including costs to: (i) appoint a proxy; (ii) obtain reliable information about the time and location of a meeting; (iii) obtain relevant information about voting procedures for foreign shareholders; (iv) restrict trading securities that are subject to proxy votes (share-blocking periods); (v) arrange for a proxy to vote locally in person; and (vi) charge fees by custody banks for providing certain services with regard to voting proxies. As a result, were an Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisors consider updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually.

In certain circumstances, for example, for client accounts with a relatively small amount of assets under management that invest significantly in non-U.S. issuers and have a large number of holdings, an Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account.

Notwithstanding the foregoing, in the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s

2 If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information available to it on such costs, as well as the preferences expressed by the client or its representative(s).

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vote is reasonably likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting a particular proxy vote exceed the expected costs, the Advisor will seek to make reasonable efforts to vote that proxy.

For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

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Fixed Income Securities

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. When processed as proxy ballots, Proxy Advisory Firms generally do not provide a voting recommendation on such matters and the service provider’s role is limited to election processing and recordkeeping. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Investment Stewardship Group, with the aim of applying the same general principles as are set out in the Guidelines.

Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process or engagement with portfolio companies. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with predetermined guidelines or procedures (or a client’s predetermined custom guidelines or procedures), and when proxies are voted consistently with such guidelines or procedures, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines or procedures (or in cases for which the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines or procedures (or in the case where the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest.

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The Advisors may face a conflict of interest in determining whether to vote or refrain from voting proxies for funds where the Advisor has agreed to assume the costs of a fund’s voting expenses because, for such client accounts, the costs of voting proxies are effectively paid by the Advisor. The Advisors believe such conflicts of interest are addressed by applying the same cost-benefit analysis across all of their clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client.

To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed.

To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also: (i) include such information described in the preceding two sentences in Part 2A of its Form ADV and (ii) if and as required, seek to file

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on Form N-PX its proxy voting record in respect of certain votes no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure by the Dimensional Investment Companies

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, each applicable Advisor, and as otherwise as required, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX by each Dimensional Investment Company and each Advisor, as applicable.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional3 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 4

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1.	There are problematic audit-related practices;
2.	There are problematic compensation practices or persistent pay for performance misalignment;
3.	There are problematic anti-takeover provisions;
4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.	The board has failed to adequately respond to shareholder concerns;

3 “Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

4 For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.

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6.	The board has demonstrated a lack of accountability to shareholders;
7.	There is an ineffective board refreshment process5;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1.	Board and committee independence;

2.       Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3.	Director capacity to serve;
4.	Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

·	The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;
·	How the performance of individual directors and the board as a whole is assessed;
·	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
·	Board refreshment mechanisms;
·	Director recruitment policies and procedures; and
·	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

·	Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

5 As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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·	Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and
·	Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

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Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-

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standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

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Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

·	The ability to see and hear portfolio company representatives;
·	The ability to ask questions of portfolio company representatives; and
·	The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

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Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

·	A description of material risks.
·	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
·	The policies and procedures governing the handling of each material risk.
·	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
·	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
·	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

·	The board to adopt policies and procedures to oversee political and lobbying expenditures;
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·	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
·	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	The specific risks identified.
·	The potential impact these risks could have on the portfolio company’s business, operations, or strategy.
·	Whether the risks are overseen by a specific committee or the full board.
·	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.
·	The management-level roles/groups responsible for managing these risks.
·	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.
·	Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

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·	The specific risks identified
·	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
·	Whether the risks are overseen by a specific committee or the full board
·	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
·	Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
·	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
·	Details of violations of the policy and corrective action taken

Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
·	The role of management in implementing cybersecurity policies and procedures
·	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
·	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes

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from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

·	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
·	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

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Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

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Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

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Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

·	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
·	Impose unduly burdensome disclosure requirements on shareholder proponents
·	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market

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value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

·	multi-year guaranteed bonuses
·	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
·	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

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Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

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Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

·	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
·	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
·	Executives should generally not serve on audit and remuneration committees.
·	The CEO and board chair roles should generally be separate.
·	Portfolio companies should comply with relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

·	The amount paid to executives;
·	Alignment between pay and performance;
·	The targets used for variable incentive plans and the ex-post levels achieved; and
·	The rationale for any discretion applied.

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Other Market Specific Guidelines for Continental Europe

·	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

Ireland:

Dimensional will consider the recommendations of the Balance for Better Business Review Group with regards to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company

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who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

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Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set for the in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements

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under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

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Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director

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accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

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Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

·	All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.
·	Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
·	Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
·	Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
·	Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
·	Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

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In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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Exhibit A

Summary of Sustainability Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional6 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets for the funds and accounts that incorporate sustainability considerations in their investment guidelines or have made an affirmative election or provided instruction that Dimensional should prioritize such considerations as part of voting (the “Sustainability-Voting Funds and Accounts”).

Global Evaluation Framework – Sustainability

Dimensional’s Global Evaluation Framework – Sustainability sets out Dimensional’s general expectations for all portfolio companies in Sustainability-Voting Funds and Accounts. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1.	There are problematic audit-related practices;
2.	There are problematic compensation practices or persistent pay for performance misalignment;
3.	There are problematic anti-takeover provisions;
4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;

6 “Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

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5.	The board has failed to adequately respond to shareholder concerns;
6.	The board has demonstrated a lack of accountability to shareholders;
7.	There is an ineffective board refreshment process7;

Additionally, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors with high greenhouse gas emissions which have not disclosed the following:

• Scope 1 and 2 greenhouse gas emissions;

• Targets to reduce greenhouse gas emissions; and

• Board oversight of climate-related policies and procedures.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1.	Board and committee independence;

2.       Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3.	Director capacity to serve;
4.	Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

·	The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;
·	How the performance of individual directors and the board as a whole is assessed;
·	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
·	Board refreshment mechanisms;
·	Director recruitment policies and procedures; and

7 As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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·	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

·	Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
·	Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and
·	Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

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Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional

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typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

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Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Sustainability-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

•	Climate-related risks and greenhouse gas emissions
•	Environmental impact
•	Climate-related lobbying activities
•	Financing of fossil fuel activities
•	Workforce gender diversity
•	Human rights risk
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•	Factory Farming
•	Sale and distribution of tobacco products

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

·	The ability to see and hear portfolio company representatives;
·	The ability to ask questions of portfolio company representatives; and
·	The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

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·	A description of material risks.
·	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
·	The policies and procedures governing the handling of each material risk.
·	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
·	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
·	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

·	The board to adopt policies and procedures to oversee political and lobbying expenditures;
·	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
·	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

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Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	The specific risks identified.
·	The potential impact these risks could have on the portfolio company’s business, operations, or strategy.
·	Whether the risks are overseen by a specific committee or the full board.
·	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.
·	The management-level roles/groups responsible for managing these risks.
·	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.
·	Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	The specific risks identified
·	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
·	Whether the risks are overseen by a specific committee or the full board
·	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
·	Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
·	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
·	Details of violations of the policy and corrective action taken

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Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
·	The role of management in implementing cybersecurity policies and procedures
·	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
·	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

·	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
·	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

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Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

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Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

·	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
·	Impose unduly burdensome disclosure requirements on shareholder proponents
·	Significantly limit the time period shareholders have to submit proposals or nominees

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Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

·	multi-year guaranteed bonuses
·	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
·	single, or the same, metrics used for both short-term and long-term executive compensation plans

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may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

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Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Sustainability-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

•	Climate-related risks and greenhouse gas emissions
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•	Environmental impact
•	Climate-related lobbying activities
•	Financing of fossil fuel activities
•	Workforce gender diversity
•	Human rights risk
•	Factory Farming
•	Sale and distribution of tobacco products

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

·	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
·	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
·	Executives should generally not serve on audit and remuneration committees.
·	The CEO and board chair roles should generally be separate.
·	Portfolio companies should comply with relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

·	The amount paid to executives;
·	Alignment between pay and performance;
·	The targets used for variable incentive plans and the ex-post levels achieved; and
·	The rationale for any discretion applied.

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Other Market Specific Guidelines for Continental Europe

·	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

Ireland:

Dimensional will consider the recommendations of the Balance for Better Business Review Group with regards to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia- and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

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When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

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Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set for the in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any

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outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

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Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

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Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

·	All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.
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·	Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
·	Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
·	Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
·	Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
·	Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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Exhibit A

Summary of Social Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional8 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets for the funds and accounts that incorporate sustainability considerations in their investment guidelines or have made an affirmative election or provided instruction that Dimensional should prioritize such considerations as part of voting (the “Social-Voting Funds and Accounts”).

Global Evaluation Framework - Social

Dimensional’s Global Evaluation Framework – Social sets out Dimensional’s general expectations for all portfolio companies in Social-Voting Funds and Accounts. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market- specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

8 “Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

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1.	There are problematic audit-related practices;
2.	There are problematic compensation practices or persistent pay for performance misalignment;
3.	There are problematic anti-takeover provisions;
4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.	The board has failed to adequately respond to shareholder concerns;
6.	The board has demonstrated a lack of accountability to shareholders;
7.	There is an ineffective board refreshment process9;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1.	Board and committee independence;

2.       Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3.	Director capacity to serve;
4.	Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

·	The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;
·	How the performance of individual directors and the board as a whole is assessed;
·	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
·	Board refreshment mechanisms;
·	Director recruitment policies and procedures; and

9 As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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·	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

·	Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
·	Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and
·	Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

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Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

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Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

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In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by

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such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Social-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

•	Climate-related risks and greenhouse gas emissions
•	Environmental impact
•	Climate-related lobbying activities
•	Financing of fossil fuel activities
•	Workforce gender diversity
•	Human rights risk
•	Factory Farming
•	Sale and distribution of tobacco products

In addition, and subject to the foregoing, Dimensional will typically not support on behalf of Social-Voting Funds or Accounts proposals favoring access to abortion.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

·	The ability to see and hear portfolio company representatives;
·	The ability to ask questions of portfolio company representatives; and
·	The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

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Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

·	A description of material risks.
·	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
·	The policies and procedures governing the handling of each material risk.
·	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
·	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
·	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio

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company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

·	The board to adopt policies and procedures to oversee political and lobbying expenditures;
·	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
·	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	The specific risks identified.
·	The potential impact these risks could have on the portfolio company’s business, operations, or strategy.
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·	Whether the risks are overseen by a specific committee or the full board.
·	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.
·	The management-level roles/groups responsible for managing these risks.
·	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standard Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.
·	Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	The specific risks identified
·	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
·	Whether the risks are overseen by a specific committee or the full board
·	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
·	Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
·	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
·	Details of violations of the policy and corrective action taken

Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

·	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
·	The role of management in implementing cybersecurity policies and procedures
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·	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
·	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

·	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
·	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

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Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

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Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

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Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

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Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

·	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
·	Impose unduly burdensome disclosure requirements on shareholder proponents
·	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

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Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

·	multi-year guaranteed bonuses
·	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
·	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

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Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

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Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Social-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing consideration, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

•	Climate-related risks and greenhouse gas emissions
•	Environmental impact
•	Climate-related lobbying activities
•	Financing of fossil fuel activities
•	Workforce gender diversity
•	Human rights risk
•	Factory Farming
•	Sale and distribution of tobacco products

In addition, and subject to the foregoing, Dimensional will typically not support on behalf of Social-Voting Funds or Accounts proposals favoring access to abortion.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

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Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

·	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
·	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
·	Executives should generally not serve on audit and remuneration committees.
·	The CEO and board chair roles should generally be separate.
·	Portfolio companies should comply with relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

·	The amount paid to executives;
·	Alignment between pay and performance;
·	The targets used for variable incentive plans and the ex-post levels achieved; and
·	The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

·	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

Ireland:

Dimensional will consider the recommendations of the Balance for Better Business Review Group with regards to portfolio company board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia- and New-Zealand Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the

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expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

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Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set for the in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

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Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover

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defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service. Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

·	All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.
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·	Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
·	Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
·	Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
·	Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
·	Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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FEDERATED MDTA LLC

PROXY VOTING POLICY

Proxy Voting Policies

As an investment Adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated MDTA LLC is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally, the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) has not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland where this is market practice; (3) has become “overboarded” (i.e., more than five public company boards for retired executives and more than two such boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chair of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Sub-Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the

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nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chair of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally, the Sub-Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Notwithstanding the above, the Sub-Adviser may vote in a manner that diverges from the General Policy based on its evaluation of the specific facts and circumstances of the vote. For example, if a Federated Hermes investment professional has insights into a proxy voting issue as it relates to a specific portfolio company, the investment professional may determine to vote in a manner that contravenes the guidelines set out in the General Policy. The process for casting such votes will be overseen by the Proxy Voting Committee. See further the Proxy Voting Procedures below.

Shareholder Proposals on Environmental and Social Issues

The Sub-Adviser will vote shareholder proposals of an environmental or social nature on a case-by-case basis. The Sub-Adviser’s general approach to analyzing these proposals calls for considering the language of the proposal, and whether it is overly prescriptive, the financial materiality of the proposal’s objective and the practices followed by the company’s industry peers. This analysis utilizes research reports from the Sub-Adviser’s proxy service providers, company filings, as well as reports published by the company and other outside organizations.

Environmental

The Sub-Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Sub-Adviser will take into consideration:

•	The company’s current level of publicly available disclosure;
•	Whether the company has formally committed to implementation of a reporting program based on well-established, generally accepted frameworks;
•	Whether the company’s current level of disclosure is comparable to that of industry peers; and
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•	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Sub-Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make high-quality risk assessments of the company’s social issues, such as their human capital management practices. The Sub-Adviser will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Sub-Adviser will generally support enhanced disclosure of policies, practices and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Sub-Adviser will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Sub-Adviser will vote: (1) on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%; (2) against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes; (3) in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Some foreign issuers annually request shareholders to approve general share issuance authorities as a matter of routine business. On these matters, the Sub-Adviser will vote in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including, but not limited to: advisory votes on U.S. executive compensation plans (“Say On Pay”); advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans; and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-Adviser will support compensation arrangements that are believed to sufficiently align executive compensation outcomes with the company’s long-term performance.

Say On Pay

The Sub-Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. We support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

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Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Sub-Adviser will generally support these proposals unless:

•	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance and shareholder value;
•	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or
•	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also feature proposals which request shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Sub-Adviser will generally support these proposals unless:

•	Implementation decisions during the period in question are not appropriately aligned with corporate performance and shareholder value; or
•	The level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report.

Equity Plans

The Sub-Adviser will generally vote in favor of equity plan proposals unless they:

•	Result in unreasonable dilution to existing shareholders;
•	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
•	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested –that is, shareholders are presented with a set(s) of director candidates nominated by company management and a set of director candidates nominated by one or more dissident shareholder(s) –the Sub-Adviser will analyze the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

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Cost/Benefit Analysis

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall

A Fund may elect to participate in their own securities lending arrangements, which would be facilitated by the investment Adviser for the Fund. To the extent that such securities are out on loan, the Sub-Adviser does not have the right to vote those securities. In general, the Sub-Adviser has no information about the securities that have been lent out pursuant to the Fund’s securities lending program and that are therefore unavailable to be voted. Accordingly, the proxies for those securities that are out on loan may not be voted by the Sub-Adviser.

Issuer Feedback

The Sub-Adviser will consider feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy service provider(s) if the feedback is provided at least five days before the voting cut-off date.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

For a Sub-Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Sub-Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Sub-Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Sub-Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy service provider is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Team (PVT) and overseen by the PVMG. The PVT comprises a team of professionals who specialize in proxy

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voting and corporate governance best practices. In addition to managing the operational aspects of proxy vote execution, the PVT’s responsibilities include: engaging with investee companies on proxy voting and corporate governance matters; managing the relationship with, and monitoring the effectiveness of, Federated Hermes’ proxy service providers, and reporting on these to the PVMG and the Proxy Committee; providing input on specific case-by-case vote decisions made by the Sub-Adviser’s investment professionals; facilitating the proxy voting process, including by presenting the proxy voting decisions made by the Sub-Adviser’s investment professionals to the Proxy Committee; preparing proxy voting data for filing on Form N-PX with the U.S. Securities and Exchange Commission; providing proxy voting reports to clients and investment companies as they are requested from time to time; and, keeping the Proxy Committee informed of any emerging or developing issues related to corporate governance and proxy voting to guide future policy development.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions may call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee. The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy voting service provider (“proxy voting service”) to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy service provider with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. If the Standard Voting Instructions require case-by-case handling for a proposal, the PVT will work with the investment professionals and the proxy service provider to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy service provider. Further, if the Standard Voting Instructions require the PVT to analyze a ballot question and make the final voting decision, the PVT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any

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employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisors’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting, and the proxy advisory firm has published a research report which includes voting recommendations. In

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another example, a proxy advisory firm consulting client may be a public company on which the proxy advisory firm will write a research report, with voting recommendations, for its institutional clients. These and similar situations give rise to an actual or apparent conflict of interest.

To mitigate concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Sub-Adviser will take the following steps:

•	A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.
•	If a proxy advisory firm provides material consulting services to corporate issuers, the PVT will annually review a sample of the proxy advisor’s research reports on those issuers which are consulting clients to assess potential bias in its voting recommendations. If evidence of bias is found, the results of the examination will be presented to the Proxy Voting Management Group and a decision would be made as to the further use of that advisory firm’s research reports.
•	Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVT will take the following steps: (a) the PVT will obtain a copy of the research report published by an alternative proxy advisory firm for that issuer; and (b) the Director of Proxy Voting, or their designee, will review both proxy advisory firm research reports and determine what vote will be cast. The PVT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

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FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING STATEMENT AND GUIDELINES
DECEMBER 2025

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Frontier’s authority to vote proxies does not extend to taking any legal action with regard to class action suits relating to securities purchased by Frontier for its clients. Frontier provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Frontier does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Frontier generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Frontier will provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.

Arrangements with Outside Firms

Frontier has contracted with a third-party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion to deviate from the proxy vendor’s recommendation. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsibility:

•	Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);
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•	Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;
•	Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and
•	Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.

Determination and Execution of Discretionary Authority

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian or may choose not to vote where doing so would prevent transacting in those securities for a certain period of time (referred to as “share blocking”).

Proxy Voting Process

Frontier’s Operations team (“Operations”) manages the proxy voting process. The proxy vendor provides an online portal that shows all ballots received, together with the company’s voting recommendation and the proxy vendor’s voting recommendation. Operations distributes this information, as well as any additional proxy soliciting materials (such as a company’s response to the proxy vendor’s recommendation) received by Frontier at least three days prior to the voting date, to an investment professional for deliberation. Prior to the voting date, Operations submits Frontier’s vote via the online portal, a record of which is maintained by the proxy vendor.

Investment professionals determine how Frontier votes client proxies. Absent specific client instructions, or in the event that no determination is made by the investment professional, Frontier generally votes client proxies according to recommendations made by the proxy vendor. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, and the CCO will consider potential conflicts of interest as described in greater detail below.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Voting Proxies for Loaned Securities

Neither Frontier nor the proxy vendor are able to vote proxies for securities loaned out by a Client. In the event that Frontier is aware of a material vote on behalf of a Client that is a

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registered investment company and Frontier has the ability to call back the security loaned, Frontier may attempt to call back to the loan and vote the proxy if time permits.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to deviate from the proxy vendor’s recommendation, the CCO will monitor any situation where Frontier wishes to do so. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the CCO determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had a material conflict of interest.

Proxy Vendor Oversight

Changes to Proxy Vendor Proxy Voting Policies and Guidelines

The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.

New Account Setup

As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.

Account Reconciliations

On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.

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Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;
•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology;
•	The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;
•	The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
•	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations;
•	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest;
•	The proxy vendor to update the investment adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions;
•	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•	The proxy voting vendor’s policies and procedures to keep confidential Frontier’s non-public information, including Frontier’s intention to proxy votes.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies is accurate and complete.

Client Disclosure

Frontier includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact Frontier at 617-261-0777 to obtain a copy of these policies and procedures and information about how Frontier voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

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Upon a client’s request, the proxy agent will provide Frontier with the following information:

•	the name of the issuer of the portfolio security
•	the ticker symbol of the security
•	the CUSIP of the security
•	the shareholder meeting date
•	a description of the matter voted on
•	whether the matter was proposed by the issuer or by a security holder
•	whether the account voted on the matter
•	how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)
•	whether the vote that was cast was for or against management’s recommendation

As a matter of policy, Frontier does not disclose to companies or clients how it expects to vote on upcoming proxies. Additionally, Frontier does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

•	Frontier’s proxy voting policies and procedures and the proxy voting guidelines;
•	proxy statements received regarding client securities, which Frontier may satisfy by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement;
•	records of votes cast on behalf of its clients, which Frontier may satisfy by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast;
•	a copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Frontier retains the following information in connection with each proxy vote:

•	the Issuer’s name;
•	the security’s ticker symbol or CUSIP, as applicable;
•	the shareholder meeting date;
•	the number of shares that the Company cast or instructed to be cast;
•	the number of shares loaned and not recalled (if subject to Form N-PX);
•	a brief identification of the matter voted on;
•	whether the matter was proposed by the Issuer or a security-holder; and
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•	how the Company cast its vote (for, against, or abstain)
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Brandywine Global Investment Management, LLC
Proxy Voting

Responsibility to Vote Proxies

As an investment adviser, Brandywine Global owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.

Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.

General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client’s investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both.

How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.

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In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A, Brandywine Global votes on a case-by-case basis in accordance with the General Principles.

The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support.

Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm’s business or as a result of an employee’s personal relationships or circumstances.

A.       Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.       Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed

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to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.       Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.       As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.       Procedures for Assessing Materiality of Conflicts of Interest

1.       All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.

2.       The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.

3.       If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.       Procedures for Addressing Material Conflicts of Interest

1.       With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b. below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and

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circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
b.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or
c.	such other method as is deemed appropriate given the particular facts and circumstances.

2.       A written record of the method used to resolve a material conflict of interest will be maintained.

Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.       Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.       Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the

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circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Proxy Voting-Related Disclosures

A.       Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.       Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account,

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Brandywine Global will promptly provide the client with such requested information in writing.

Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.       Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

Proxy Engagement and Certain Non-Proxy Voting Matters

Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company’s proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain proposals.

Absent a specific contrary written agreement with a client or other legal obligation, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to

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transactions or securities or other investments held in a client account is expressly reserved to the client.

Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;
B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;
C.	a record of each vote cast by Brandywine Global on behalf of a client;
D.	documentation relating to the identification and resolution of conflicts of interest;
E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and
G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.

I.       Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
B.	We vote for employee stock purchase programs.
C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles.
D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
E.	We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual.
F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
G.	We vote for measures that give shareholders a vote on executive compensation.

II.       Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.
B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.       Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
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C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.       Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

February 2024